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Protective Investment Company

Annual Report

Cumberland
STRAIT
C. Farewell
Hudson's Bay
Hudson's Str.
Labrador
Athabasca L.
Gt. Slave L.
New Cornwall
New Hanover
Winnipeg L.
CANADA
L. Superior
C. Charles
Newfoundland
St. Lawrence
C. Breton I.
N. Scotia
Montreal
New York
C. Cod
AMERICA
ATLANTIC
Azores
Pt. S. Francisco
California
UNITED STATES
Washington
Chesapeak B.
Charlestown
MEXICO
New Orleans
GULF OF MEXICO
EAST VARIATION
WEST VARIATION
OCEAN
C. S. Lucas
Mexico
Socoro
CUBA
Jamaica
Domingo
CARIBBEAN SEA
Guatimala
GUATIMALA
Trinidad
Bay of Panama
Sta. Fe
COLOMBIA
GUIANA
Galapagos
G. of Guayaquil
C. Blanco
R. Amazon or Maranon
Para
SOUTH
Natal
Lima
PERU
St. Salvador or Bahia
AMERICA
BRAZIL
Rio Janeiro
C. Frio
Easter I.
S. Felix
Valparaiso
Juan Fernandez I.
CHILI
Buenos Ayres
R. Grande
R. de la Plata
PACIFIC

December 31, 2000

Performance and Portfolio Review by Fund

Protective Global Income Fund3,4

Managed by Goldman Sachs Asset Management International

Performance Review—Over the one year period that ended December 31, 2000 the Fund generated a 9.00% cumulative total return.1 Over the same time period, the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars), generated a cumulative total return of 10.96%.

The Fund's underperformance versus its benchmark was attributable to several factors. In recent months, the exposure to credit in the Fund had a negative impact, due to a widening of corporate bond spreads particularly in the U.S. Currency management also detracted from overall results, caused mainly by the fall in the Australian dollar. However, duration and yield curve positioning were positive contributors to performance over the period.

Portfolio Highlights

During the first half of the reporting period the Fund was able to take advantage of the flattening of yields curves in both Europe and the U.S., which resulted from tighter monetary policy and a declining supply of government bonds. In addition, the Fund benefited from declining yields in both Europe and the U.S. During the second half of the period we benefited from moving from a neutral position to a long position in Japan. This was based on our belief that the market was overly optimistic about the growth outlook in Japan. This strategy was rewarded, as Japanese bonds subsequently rose and we took profits following a strong market rally.

Outlook

Global economic activity has declined sharply and bond markets have rallied strongly in anticipation of a slowing economic environment. As a result, bond markets now reflect the global growth slowdown scenario, and have fully discounted near-term interest rate cuts. We continue to maintain our long positions in Europe and the UK, however, since European and UK yield curves are discounting less easing in monetary policy than U.S. markets. Our medium-term outlook is for further weakness in the Japanese economy, and we maintain a long duration bias.

We continue to prefer higher quality, shorter-dated corporates and are looking to discard any lower quality names that we view as vulnerable. Our sector bias continues to be towards European banks, structured products and utilities. However, there does seem to be a light on the horizon following the U.S. Federal Reserve Board's (the "Fed") January 3, 2001 unexpected intra-meeting 50 basis point Fed Funds rate cut. We believe that the market will interpret this as being a very proactive move, and as a sign that the Fed can stave off a hard landing before the economic environment deteriorates further. This early move by the Fed reinforces our view of a pronounced global slowdown, and provides a positive backdrop for global bonds. This may also be the catalyst that the credit markets need to reverse the negative sentiment of late.

Goldman Sachs Fixed Income Portfolio Management Team
January 12, 2001

3 Please see page 15 for disclosures.

4 Please see page 15 for disclosures.

1 Please see page 15 for disclosures.

Protective Global Income Fund

Managed by Goldman Sachs Asset Management International

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the J.P. Morgan Global Government Bond Index (hedged to U.S. dollars).

TOTAL RETURN1 SUMMARY

	Year Ended December 31, 2000	5 Year Average Annual Total Return through December 31, 2000	Average Annual Total Return through December 31, 2000		Cumulative Total Return through December 31, 2000
Protective Global Income Fund	9.00%	7.43%	7.75	%(a)	66.11	%(a)
J.P. Morgan Global Government Bond Index (Hedged)	10.96%	8.42%	8.51	%(b)	74.34	%(b)

(a)	From the commencement of investment operations on March 14, 1994.
(b)	Performance for the benchmark is not available for the period March 14, 1994 (commencement of investment operations) through March 31, 1994. For that reason, performance is shown from April 1, 1994.

Bond Allocation as of December 31, 20005

Country of Issuer	Percentage of Net Assets
United States	30.2%
Japan	15.7
United Kingdom	14.6
France	9.9
Italy	6.5
Germany	4.1
Canada	2.9
Greece	2.7
Spain	2.6
New Zealand	2.2

Goldman Sachs Fixed Income Portfolio Management Team
January 12, 2001

5 Please see page 15 for disclosures.

Protective International Equity Fund3,4

Managed by Goldman Sachs Asset Management International

Performance Review—Over the one year period that ended December 31, 2000, the Fund generated a -14.06% cumulative total return.1 Over the same time period, the Fund's benchmark, the MSCI EAFE Index (unhedged with dividends reinvested) generated an aggregate total return of -13.96%.

As these returns indicate, it has been an extremely challenging period in the financial markets. During this period we strategically moved to reduce the size of our sector positions (overweight or underweight) in response to high market volatility and intra-market rotation. We have focused instead on our key strength, bottom-up stock selection.

Regional Overview

Europe—Early in the reporting period, European equities generated solid results. However, as was the case in the U.S., the rally was very narrow, with the technology, media and telecom (TMT) sectors moving sharply forward. This strong performance overshadowed the poor results in virtually all other areas of the market. Then, in March, a sharp correction in the TMT sector occurred, dragging down much of the market. As the period progressed, concern over the direction of interest rates, the prospects for 'new economy' stocks and the falling euro undermined investor confidence. European markets were also unsettled by several interest rate hikes by the European Central Bank (ECB). Extreme volatility continued to characterize the market, compounded by thin trading volumes. While the market had several mini-rebounds, they were not sustained, and most European markets were down during the reporting period.

Japan—As the reporting period began the Japanese stock market continued to be highly polarized, with only a handful of large-cap, high-growth stocks in technology related areas making significant contributions to the rise in the market. These valuations were eventually stretched to unsustainable levels, and when the global stock market correction occurred in the spring, Japanese equities as a whole fell sharply. Despite the weakness in the stock market, corporate results have confirmed improving fundamentals. In addition, restructuring plans by companies in a variety of industries helped to contribute to respectable earnings, in spite of continued contraction in revenues.

Asia—After generating strong performance during the fourth quarter of 1999, Asian stocks as a whole fell during 2000. At the regional level, rising global interest rates had the largest impact, with the banking and property sectors throughout the region receiving the brunt of the impact. Individual countries were also negatively impacted by specific events.

Portfolio Highlights

•
Unilever:  Unilever and its worldwide subsidiaries manufacture and distribute branded goods which include food, detergents, personal and home care products. We benefited strongly from our overweight position in Unilever, as investors rotated out of TMT stocks towards more defensive securities.
•
Yamanouchi Pharmaceutical:  Yamanouchi Pharmaceutical manufactures mainline prescription drugs. The firm is renowned for its prowess in new drug development. It also benefited from the move towards more defensive sectors, as it possesses a visible earnings stream.
•
Hang Seng Bank:  Hang Seng Bank is a principal member of the HSBC group, which is one of the world's largest banking and financial services organizations. Its operations are principally based in the Asia-Pacific region and it has benefited from the rising expectation of lower global interest rates.

3 Please see page 15 for disclosures.

4 Please see page 15 for disclosures.

1 Please see page 15 for disclosures.

Outlook

•
Europe—While the European economy is currently slowing, we still retain our positive view on Continental Europe, reflecting a favorable mixture of positive long-term structural developments and supportive medium-term economic and corporate fundamentals. Currently, the consensus is that the economy will experience a soft landing, as opposed to a hard one. In addition, the savings and pensions industry is expected structurally to increase exposure to the equities market. And the evolution of the region from a series of parochial national market places to a single pan-European market should be beneficial. These trends are having a positive influence on European financial service company earnings.

•
Japan—We remain relatively cautious on the market for the time being, due to the increased risk of negative earnings surprises in coming quarters amid a decelerating global economy. However, stock valuations have already corrected substantially, suggesting that most of the negative news has been factored into share prices. In addition, as investors become more confident of the earnings outlook for the next fiscal year–with better visibility of corporate fundamentals–we expect the market to move back to an upward trend.

•
Asia—On January 3rd, 2001, the U.S. Federal Reserve Board made the first of what is potentially a series of interest rate cuts, as macroeconomic data continues to show signs of a weakening U.S. economy. Being at the beginning of this trend, interest rate sensitive sectors in Asia continue to have significant scope for outperformance going forward. This is particularly true in Hong Kong, where the currency is pegged against the U.S. dollar. Though the Technology sector has come down significantly and may look relatively inexpensive on a historical basis, potential for negative news flow continuing into the first quarter 2001 makes it unlikely that a meaningful, sustainable rally will take place in the short-term.

Goldman Sachs International Equity Portfolio Management Team
January 12, 2001

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Financial Times/S&P Actuaries Europe & Pacific Index (Unhedged) and the MSCI EAFE Index (Unhedged)

TOTAL RETURN1 SUMMARY

	Year Ended December 31, 2000	5 Year Average Annual Total Return through December 31, 2000	Average Annual Total Return through December 31, 2000		Cumulative Total Return through December 31, 2000
Protective International Equity Fund	(14.06)%	11.39%	10.45	%(a)	96.64	%(a)
Financial Times/S&P Actuaries Europe & Pacific Index (Unhedged)	(14.77)%	39.86%	6.88	%(b)	57.32	%(b)
MSCI EAFE Index (Unhedged)	(13.96)%	43.02%	7.34	%(b)	61.96	%(b)

(a)	From the commencement of investment operations on March 14, 1994.
(b)	Performance for the benchmark is not available for the period March 14, 1994 (commencement of investment operations) through March 31, 1994. For that reason, performance is shown from April 1, 1994.

Top 10 Portfolio Holdings as of December 31, 20005

Company	Country	Line of Business	Percentage of Net Assets
Vodafone Group PLC	United Kingdom	Telecommunications	3.5%
GlaxoSmithKline PLC	United Kingdom	Pharmaceuticals	3.0
Nokia Oyj	Finland	Telecommunications	2.5
Nestle SA	Switzerland	Foods	2.1
Royal Dutch Petroleum Co.	The Netherlands	Oil & Gas Services	2.0
ING Groep N.V.	The Netherlands	Financial Services	1.8
Unilever PLC	United Kingdom	Household Products	1.6
Telefona AB LM Ericsson	Sweden	Telecommunications	1.6
BP Amoco PLC	United Kingdom	Oil & Gas Services	1.5
Roche Holding AG	Switzerland	Drugs & Health Care	1.5

Goldman Sachs International Equity Portfolio
Management Team
January 12, 2001

5 Please see page 15 for disclosures.

Protective Capital Growth Fund4

Managed by Goldman Sachs Asset Management

Performance Review—Over the one year period that ended December 31, 2000, the Fund generated a -7.26% cumulative total return.1 Over the same time period the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested) generated a -9.10% cumulative total return.

As these returns indicate, it has been an extremely challenging period in the financial markets. The Fund's outperformance relative to the benchmark was due to stock selection and sector allocation. In particular, an underweight position in Technology stocks boosted results, as this sector experienced a prolonged and sharp correction. While the Fund wasn't immune to the technology free fall, our holdings in the Utility, Financial Services and Consumer Staples sectors helped to offset some of the damage.

Portfolio Highlights

•
Philip Morris: Overall, Philip Morris benefited from a rotation into defensive industries, a decrease in consumer litigation, and a deeper portfolio of food subsidiaries. In general, investors reacted positively to its acquisition of Nabisco Holdings. While Philip Morris advised investors that the acquisition of Nabisco would slightly detract from overall earnings-per-share in the first year, the deal is expected to be beneficial in 2002 and over the long term.

•
Wells Fargo & Co.: Wells Fargo performed well in recent months, as the market was encouraged by its merger with First Security Corporation. Once the deal is completed, the combined company will be the largest banking franchise in the West, and one of the largest in North America.

•
Fannie Mae and Freddie Mac: These housing finance giants returns were up after the they took steps to ward off new government restrictions on their activities by pledging to boost disclosure and expand risk management. They also were aided by the falling interest rate environment.

Outlook

While we neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, due to significant technological advances and a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies we own, based on the criteria mentioned above, may withstand even an uncertain market environment.

Goldman Sachs Growth Equity Investment Management Team
January 12, 2001

4 Please see page 15 for disclosures.

1 Please see page 15 for disclosures.

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

TOTAL RETURN1 SUMMARY

	Year Ended December 31, 2000	5 Year Annual Total Return through December 31, 2000	Average Annual Total Return through December 31, 2000(a)	Cumulative Total Return through December 31, 2000(a)
Protective Capital Growth Fund	(7.26)%	21.27%	20.41%	180.41%
S&P 500 Index (with income reinvested)	(9.10)%	18.30%	19.57%	170.00%

(a)	From the commencement of investment operations on June 13, 1995.

Top 10 Portfolio Holdings as of December 31, 20005

Company	Line of Business	Percentage of Net Assets
Standard and Poor's Depositary Receipts	Financial Services	4.0%
General Electric Co.	Diversified Manufacturing	4.0
Pfizer, Inc.	Drugs & Health Care	3.1
Exxon Mobil Corp.	Oil	2.7
Bristol Myers Squibb Co.	Drugs & Health Care	2.5
Microsoft Corp.	Computer Software &
	Services	2.5
Wal-Mart Stores, Inc.	Retail	2.5
Cisco Systems, Inc.	Computer Hardware/
	Software & Services	2.4
Citigroup, Inc.	Banks	2.2
American International Group, Inc.	Insurance	2.0

Goldman Sachs Growth Equity Investment Management Team
January 12, 2001

5 Please see page 15 for disclosures.

Protective Growth and Income Fund4

Managed by Goldman Sachs Asset Management

Performance Review—Over the one year period that ended December 31, 2000, the Fund generated a -5.67% cumulative total return.1 Over the same time period the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested) generated a -9.10% cumulative total return.

The Fund's relative outperformance versus its benchmark was due in part to careful stock selection, rather than from sector rotation. Our investments in the financial and insurance sectors were particularly beneficial. We have been underweight in banks for most of this year, due to our concerns about deteriorating credit quality. As such, we have oriented the Fund toward those banks with large components of fee-based income and relatively little exposure to lending activities. In addition, our underweight position throughout the year in Technology and Telecommunications stocks relative to the S&P 500 Index aided results.

Portfolio Highlights

Freddie Mac: Freddie Mac, the housing finance giant, rebounded during the period after it took steps to ward off new government restrictions on it's activities by pledging to boost disclosure and expand risk management. It was also aided by the prospect for lower interest rates in the coming months.

AFLAC Corp., XL Capital LTD and American International Group, Inc.: These three firms are examples of winning insurance companies in the Fund's portfolio. AFLAC's stock continued its upward move as the company formed a promising marketing alliance with Dai-Ichi Mutual. The stocks of both XL Capital and AIG have appreciated, as investors have been encouraged by the improving pricing trends in their businesses.

Outlook

We believe that value-oriented funds can provide much-needed diversification to growth-type holdings as the U.S. market continues to experience relatively high levels of volatility. The investment styles of value and growth have cycles, and these cycles are inherently unpredictable. We believe that our holdings are well positioned for a variety of market environments, but a prolonged value cycle would certainly be a favorable performance backdrop. Furthermore, a return to moderate economic growth in 2001 and attractive relative valuation should bode well for many stocks in the value universe. Our focus will continue to be on companies with the following attributes: sustainable or niche operational advantages, shareholder-oriented management teams, and attractive valuation levels.

Goldman Sachs Value Management Team
January 12, 2001

4 Please see page 15 for disclosures.

1 Please see page 15 for disclosures.

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

TOTAL RETURN1 SUMMARY

	Year Ended December 31, 2000	5 Year Average Annual Total Return through December 31, 2000	Average Annual Total Return through December 31, 2000(a)	Cumulative Total Return through December 31, 2000(a)
Protective Growth and Income Fund	(5.67)%	9.83%	11.33%	107.48%
S&P 500 Index (with income reinvested)	(9.10)%	18.30%	19.50%	236.28%

(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 20005

Company	Line of Business	Percentage of Net Assets
General Electric Co.	Diversified Manufacturing	3.9%
Pfizer, Inc.	Drugs & Health Care	3.1
Citigroup, Inc.	Banks	2.7
Freddie Mac	Financial Services	2.6
Exxon Mobil Corp.	Oil	2.6
American International Group, Inc.	Insurance	2.4
Microsoft Corp.	Computer Software & Services	2.1
Wal-Mart Stores, Inc.	Retail	2.1
Cisco Systems, Inc.	Computer Hardware/Software & Services	2.0
Anadarko Petroleum Corp.	Oil & Gas Drilling	1.7

Goldman Sachs Value Management Team
January 12, 2001

5 Please see page 15 for disclosures.

Protective CORESM U.S. Equity Fund

Managed by Goldman Sachs Asset Management

Performance Review—Over the one year period that ended December 31, 2000, the Fund generated a -10.14% cumulative total return.1 Over the same time period the Fund's benchmark, the Standard & Poor's 500 Index (with dividends reinvested) generated a -9.10% cumulative total return.

The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value because, when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average.

Over the reporting period the returns of our various investment themes were extremely erratic. In fact, virtually every theme experienced one of its best months since inception, as well as at least one of its worst months ever. In addition, some months saw extremely positive returns for one variable and extremely negative for another–reflecting the high overall return dispersion nature of the market. Overall our Research theme contributed positively to performance during the year, while our Momentum and Value themes detracted from results versus the S&P 500 universe. From a sector standpoint, Financial, Technology and Consumer Non-Cyclical stocks enhanced results, while Consumer Cyclicals and Energy issues generated the most disappointing returns versus the benchmark.

Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should perform better than poor momentum stocks, lower-risk stocks should perform better than higher risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

Goldman Sachs Quantitative Equity Management Team
January 12, 2001

1 Please see page 15 for disclosures.

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the S&P 500 Index.

TOTAL RETURN1 SUMMARY

	Year Ended December 31, 2000	5 Year Average Annual Total Return through December 31, 2000	Average Annual Total Return through December 31, 2000(a)	Cumulative Total Return through December 31, 2000(a)
Protective CORE U.S. Equity Fund	(10.14)%	16.64%	17.35%	196.80%
S&P 500 Index (with income reinvested)	(9.10)%	18.30%	19.50%	236.28%

(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 20005

Company	Line of Business	Percentage of Net Assets
General Electric Co.	Diversified Manufacturing	4.4%
Exxon Mobil Corp.	Oil	3.0
Pfizer, Inc.	Drugs & Health Care	3.0
Citigroup, Inc.	Banks	2.8
Merck & Co., Inc.	Drugs & Health Care	2.5
Cisco Systems, Inc.	Computer Hardware/
	Software & Services	2.3
Johnson & Johnson Co.	Drugs & Health Care	2.0
American International Group, Inc.	Insurance	1.9
Wal-Mart Stores, Inc.	Retail	1.8
Microsoft Corp.	Computer Software & Services	1.7

Goldman Sachs Quantitative Equity Management Team
January 12, 2001

5 Please see page 15 for disclosures.

Protective Small Cap Value Fund2,4

Managed by Goldman Sachs Asset Management

Performance Review—Over the one year period that ended December 31, 2000, the Fund generated a 32.27% cumulative total return.1 Over the same time period the Fund's benchmark, the Russell 2000 Value Index (with dividends reinvested) generated a 22.81% cumulative total return.

The Fund's outperformance was largely due to strong stock selection across a wide variety of industries.

Portfolio Highlights

Beverly Enterprises, Inc.: Beverly is one of the largest providers of nursing home services in the U.S. Its stock has risen sharply based on improvements in Medicare and Medicaid pricing and investor recognition that the company possesses strong underlying fundamentals.

Zenith National: Zenith is an insurance company that provides workers compensation. We believe the company is well positioned to benefit from industry pricing trends due to its strong balance sheet and history of profitability.

Agrium Inc.: Agrium is a well-managed and attractively valued manufacturer of fertilizer products. The firm's stock price rose significantly in recent months due to improving prospects for grain prices and farm incomes, and rising natural gas prices.

Outlook

We believe that value-oriented funds can provide much-needed diversification to growth-type holdings as the U.S. market continues to experience relatively high levels of volatility. The investment styles of value and growth have cycles, and these cycles are inherently unpredictable. We believe that our holdings are well positioned for a variety of market environments, but a prolonged value cycle would certainly be a favorable performance backdrop. Furthermore, a return to moderate economic growth in 2001 and attractive relative valuation should bode well for many stocks in the value universe. Our focus will continue to be on companies with the following attributes: sustainable or niche operational advantages, shareholder-oriented management teams, and attractive valuation levels.

Goldman Sachs Value Management Team
January 12, 2001

2 Please see page 15 for disclosures.

4 Please see page 15 for disclosures.

1 Please see page 15 for disclosures.

The following graph shows a comparison of a hypothetical investment of $10,000 in the Fund (assumes reinvestment of all dividends and distributions) versus the Russell 2000 and Russell 2000 Value Indices.

TOTAL RETURN1 SUMMARY

	Year Ended December 31, 2000	5 Year Average Annual Total Return through December 31, 2000	Average Annual Total Return through December 31, 2000(a)	Cumulative Total Return through December 31, 2000(a)
Protective Small Cap Value Fund	32.27%	12.28%	8.23%	71.22%
Russell 2000 Index (with income reinvested)	(3.03)%	10.31%	11.59%	110.98%
Russell 2000 Value Index (with income reinvested)	22.81%	12.59%	12.10%	117.57%

(a)	From the commencement of investment operations on March 14, 1994.

Top 10 Portfolio Holdings as of December 31, 20005

Company	Line of Business	Percentage of Net Assets
Zenith National Insurance Corp.	Insurance	2.4%
Beverly Enterprises, Inc.	Health Care	2.1
Methanex Corp.	Chemicals	1.8
Washington Federal, Inc.	Banks	1.7
Public Service Company of New Mexico	Electric Utilities	1.7
Agrium, Inc.	Agriculture Equipment	1.6
Denison International PLC	Machinery	1.6
Prentiss Properties Trust	Real Estate	1.5
Cullen/Frost Bankers, Inc.	Banks	1.5
Community First Bankshares, Inc.	Financial Services	1.5

Goldman Sachs Value Management Team
January 12, 2001

5 Please see page 15 for disclosures.

1
Fund results represent past performance and do not indicate future results. The value of an investment and the return on an investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at the net asset value per share on the last day of the period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

Further, all performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Fund operating expenses but do not reflect any fees and charges imposed in connection with a variable annuity or variable life insurance contract. If the performance information included the effect of these charges or if Protective Investment Advisors, Inc. did not reimburse certain Fund expenses, total returns would be lower.

2
The stocks of smaller companies are often associated with higher risks and greater volatility than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

3
Emerging market securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

4
The Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

5
Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

PROTECTIVE GLOBAL INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

Security Description		Principal Amount (000)	U.S.$ Value
CORPORATE BONDS—25.4%
CANADA—0.5%
North America Capital Corp.
8.250%, 11/17/2003	GBP	200	$310,218

FRANCE—0.8%
Credit National Interfinance BV
7.000%, 11/14/2005	USD	500	504,809

GERMANY—1.6%
Deutsche Telekom AG
7.750%, 06/15/2005	USD	500	509,574
LB Rheinland-Pfalz Girozentrale
5.750%, 10/16/2003	EUR	511	490,765

			1,000,339

JAPAN—2.0%
Asian Development Bank
5.820%, 06/16/2028	USD	500	494,715
European Investment Bank
2.125%, 09/20/2007	JPY	50,000	464,256
International Bank for Reconstruction & Development
2.000%, 02/18/2008	JPY	30,000	274,302

			1,233,273

LUXEMBOURG—1.1%
Tyco International Group SA
6.875%, 09/05/2002	USD	400	401,737
6.125%, 04/04/2007	EUR	310	290,148

			691,885

NORWAY—0.5%
Sparebanken Rogaland
9.200%, 08/18/2009 (a)	USD	300	313,503

THE NETHERLANDS—0.7%
Gemeenten N.V.
6.375%, 03/30/2005	GBP	100	152,720
Tecnost International N.V.
6.125%, 07/30/2009	EUR	300	268,593

			421,313

UNITED KINGDOM—6.2%
Abbey National Treasury
8.000%, 04/02/2003	GBP	700	$1,091,212
B.A.T. International Finance
4.875%, 02/25/2009	EUR	500	408,507
Cable & Wireless PLC
6.500%, 12/16/2003	USD	400	400,925
Eastern Electricity PLC
8.375%, 03/31/2004	GBP	300	472,050
Imperial Tobacco Group PLC
7.125%, 04/01/2009	USD	400	380,914
National Westminster Bank
7.375%, 10/01/2009	USD	550	568,181
Royal Bank of Scotland
5.250%, 07/22/2008	DEM	800	373,502
Standard Chartered Bank
5.375%, 05/06/2009	EUR	200	174,334

			3,869,625

UNITED STATES—12.0%
Ahold Finance USA, Inc.
8.250%, 07/15/2010	USD	500	529,839
Ameritech Capital Fund
5.875%, 02/19/2003	USD	400	396,307
Associates Corp. of North America
5.800%, 04/20/2004	USD	400	393,204
Bank of America Corp.
6.625%, 06/15/2004	USD	600	603,375
Clear Channel Communications, Inc.
6.500%, 07/07/2005 (a)	EUR	500	465,979
General Electric Capital Corp.
6.875%, 11/15/2010	USD	300	314,049
General Motors Acceptance Corp.
5.000%, 01/18/2005 (a)	EUR	700	635,116
Household Finance Corp.
6.125%, 02/27/2003	USD	600	596,076
HSBC USA, Inc.
7.000%, 11/01/2006	USD	600
			609,786

The accompanying notes are an integral part of the financial statements.

Lehman Brothers Holdings PLC
6.950%, 06/22/2004	GBP	400	$604,207
Merrill Lynch & Co., Inc.
6.000%, 02/12/2003	USD	400	398,528
Niagara Mohawk Power Co.
7.625%, 10/01/2005	USD	227	234,095
Osprey Trust
6.375%, 01/15/2003 (a)	EUR	400	380,107
Phillips Petroleum Co.
8.500%, 05/25/2005	USD	250	270,462
Prudential Insurance Company of America
6.375%, 07/23/2006	USD	600	585,253
Santander Financial Issuances
7.750%, 05/15/2005	USD	400	409,484

			7,425,867

TOTAL CORPORATE BONDS— (Cost $16,244,617)			15,770,832

GOVERNMENT AND AGENCY SECURITIES—72.5%
BELGIUM—1.6%
Kingdom of Belgium
6.500%, 03/31/2005	EUR	500	501,139
4.750%, 09/28/2005	EUR	500	468,420

			969,559

CANADA—2.4%
Government of Canada
5.500%, 06/01/2009	CAD	2,200	1,476,374

DENMARK—1.7%
Kingdom of Denmark
8.000%, 05/15/2003	DKK	8,000	1,074,088

FRANCE—9.1%
Government of France
6.500%, 10/25/2006	EUR	1,200	1,235,011
5.500%, 10/25/2007	EUR	1,600	1,570,658
8.500%, 10/25/2019	EUR	500	644,874
5.500%, 04/25/2029	EUR	1,150	1,088,057
Republic of France
5.500%, 04/25/2010	EUR	1,150	$1,123,643

			5,662,243

GERMANY—2.5%
Federal Republic of Germany
6.000%, 07/04/2007	EUR	600	603,550
4.500%, 07/04/2009	EUR	800	735,697
6.250%, 01/04/2024	EUR	200	209,161

			1,548,408

GREECE—2.7%
Republic of Greece
6.300%, 01/29/2009	GRD	570,000	1,656,408

ITALY—6.4%
Republic of Italy
3.750%, 06/08/2005	JPY	60,000	592,276
4.250%, 11/01/2009	EUR	2,100	1,842,215
6.500%, 11/01/2027	EUR	1,500	1,558,436

			3,992,927

JAPAN—13.8%
Government of Japan
1.300%, 12/20/2005	JPY	100,000	887,815
0.900%, 12/22/2008	JPY	650,000	5,436,376
1.900%, 12/20/2010	JPY	120,000	1,073,051
1.500%, 03/20/2019	JPY	30,000	233,319
2.500%, 12/21/2020	JPY	30,000	274,364
2.400%, 02/20/2030	JPY	80,000	670,679

			8,575,604

NEW ZEALAND—2.2%
Government of New Zealand
8.000%, 11/15/2006	NZD	2,800	1,356,705

SPAIN—2.6%
Government of Spain
4.750%, 03/14/2005	JPY	20,000	203,807
Kingdom of Spain
4.500%, 07/30/2004	EUR	1,500	1,402,778

			1,606,585

SWEDEN—1.1%
Government of Sweden
3.500%, 04/20/2006	SEK	7,000	705,886

The accompanying notes are an integral part of the financial statements.

UNITED KINGDOM—8.2%
U.K. Treasury
8.500%, 12/07/2005	GBP	1,800	$3,077,507
7.250%, 12/07/2007	GBP	250	419,618
9.000%, 08/06/2012	GBP	400	815,275
8.000%, 06/07/2021	GBP	100	218,613
6.000%, 12/07/2028	GBP	300	568,498

			5,099,511

UNITED STATES—18.2%
United States Treasury Bonds
8.125%, 08/15/2019	USD	2,000	2,585,320
7.500%, 11/15/2024	USD	1,500	1,872,885
6.250%, 05/15/2030	USD	1,700	1,896,554
United States Treasury Notes
7.000%, 07/15/2006	USD	1,600	1,741,504
3.625%, 01/15/2008 (b)	USD	646	641,161
6.000%, 08/15/2009	USD	1,800	1,899,875
5.750%, 08/15/2010	USD	630	660,269

			11,297,568

TOTAL GOVERNMENT AND AGENCY SECURITIES— (Cost $44,393,887)			45,021,866

SHORT TERM INVESTMENT—2.1%
TIME DEPOSIT—2.1%
State Street Bank and Trust Co.
Eurodollar Time Deposit 6.562%, 01/02/01	USD	1,291	1,291,000

TOTAL SHORT TERM INVESTMENT— (Cost $1,291,000)			1,291,000

TOTAL INVESTMENTS— (Cost $61,929,504)—100.0%			$62,083,698

OTHER INFORMATION

At December 31, 2000, the Global Income Fund had open long futures and short futures contracts as follows:

Long Futures	Expiration	Contracts	Market Value	Unrealized Gain
German Federal Bonds	Mar 01	12	$1,222,014	$14,380
Japan Government Bonds	Mar 01	1	$1,180,021	$15,658

		13	$2,402,035	$30,038

Short Futures	Expiration	Contracts	Market Value	Unrealized Loss
U.S. Treasury Notes 5 yr.	Mar 01	23	$(2,381,938)	$34,482
U.S. Treasury Notes 10 yr.	Mar 01	39	$(4,089,516)	$86,422

		62	$(6,471,454)	$120,904

*	See Glossary of Terms on page 53.
(a)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2000, these securities amounted to $1,794,705 or 2.9% of Investments.
(b)	Treasury Inflation Protection Security.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

Security Description	Shares	U.S.$ Value
COMMON STOCK—98.2%
AUSTRALIA—2.2%
Brambles Industries Ltd.	22,642	$529,069
Broken Hill Proprietary Co. Ltd.	126,590	1,335,039
Tabcorp Holdings Ltd.	170,254	1,039,466
Woolworths Ltd.	266,659	1,249,155

		4,152,729

FINLAND—2.7%
Nokia Oyj	104,650	4,667,651
Sonera Oyj	17,615	319,231

		4,986,882

FRANCE—10.4%
Air Liquide SA	10,274	1,532,953
Alcatel*	39,387	2,237,555
Alstom	36,461	941,514
AXA SA	15,080	2,180,658
Cap Gemini SA	3,785	610,597
Carrefour Supermarche SA	8,828	554,567
France Telecom SA	16,133	1,392,940
Havas Advertising SA*	46,845	677,407
Lafarge SA	17,996	1,509,013
LVMH (Louis Vuitton Moet Hennessy)	9,500	628,895
Aventis Holdings	18,025	1,582,531
Suez Lyonnaise des Eaux SA	6,105	1,114,989
Total Fina SA	17,349	2,580,448
Vivendi Environnement*	27,088	1,182,757
Vivendi Universal SA*	8,127	534,951

		19,261,775

GERMANY—5.3%
Allianz AG	4,878	1,825,764
Bayerische Motoren Werke (BMW) AG	15,029	492,517
DaimlerChrysler AG	10,165	427,040
Deutsche Bank AG	26,297	2,210,259
Deutsche Telekom AG	34,636	1,043,995
Munich Reinsurance AG	3,807	1,362,203
SAP AG	11,404	1,604,111
Siemens AG	7,092	926,986

		9,892,875

HONG KONG—2.7%
Giordano International Ltd.	704,000	324,936
Hang Seng Bank Ltd.	126,700	1,705,643
Hutchison Whampoa Ltd.	88,400	$1,102,209
Li & Fung Ltd.*	500,000	907,086
Swire Pacific Ltd.	125,000	897,470

		4,937,344

IRELAND—0.8%
Bank of Ireland	144,542	1,439,134

ITALY—3.6%
Banca Nazionale del Lavoro (BNL)	341,814	1,049,550
San Paolo-IMI SPA	131,332	2,123,582
Telecom Italia SPA	248,181	2,394,123
Unicredito Italiano SPA	201,500	1,053,891

		6,621,146

JAPAN—25.2%
Aderans Co.	34,400	1,414,276
Advantest Corp.	4,800	449,265
Asahi Chemical Industry Co. Ltd.	211,000	1,214,468
Asahi Glass Co. Ltd.	118,000	973,355
Canon, Inc.	46,000	1,609,517
Chiba Bank Ltd.	160,000	628,411
Circle K Japan Co.	31,800	1,118,230
Daiwa Securities Group, Inc.	48,000	500,910
FANUC Ltd.	13,000	883,572
Fuji Photo Film Co.	43,000	1,797,936
Fujitsu Ltd.	35,000	515,570
Honda Motor Co. Ltd.	22,000	819,804
Kao Corp.	79,000	2,294,262
Kirin Brewery Co. Ltd.	148,000	1,324,388
Minebea Co. Ltd.	59,000	546,029
Mitsui Marine & Fire	180,000	1,031,316
Mizuho Holdings, Inc.	232	1,436,809
Murata Manufacturing Co. Ltd.	12,300	1,441,742
NEC Corp.	35,000	639,871
NGK Insulators Ltd.	56,000	741,148
Nintendo Co.	8,800	1,384,815
Nippon Telegraph & Telephone Corp.	270	1,943,754
Nomura Securities Co. Ltd.	45,000	808,914
Ricoh Co. Ltd.	90,000	1,661,127
Rohm Co. Ltd.	6,200	1,176,872
Ryohin Keikaku Co. Ltd.	1,200	45,976
Sanyo Electric Co. Ltd.	115,000
		955,651

The accompanying notes are an integral part of the financial statements.

Secom Co. Ltd.	16,500	$1,075,271
Sharp Corp.	88,000	1,060,742
Shin-Etsu Chemical Co. Ltd.	20,000	769,769
SKYLARK Co. Ltd.	38,000	1,063,681
SMC Corp.	6,600	848,670
Sony Corp.	12,700	877,624
Sumitomo Corp.	186,000	1,337,404
Takeda Chemical Industries Ltd.	21,000	1,241,777
Takefuji Corp.	23,200	1,461,162
Terumo Corp.	19,000	415,500
The Bank of Tokyo-Mitsubishi Ltd.	40,000	397,831
The Sakura Bank Ltd.	65,000	392,320
The Sanwa Bank Ltd.	67,000	469,445
Tokyo Electric Power Co.	66,200	1,641,681
Toppan Forms Co. Ltd.	56,300	842,136
Toyota Motor Corp.	55,000	1,756,036
Yamanouchi Pharmaceutical Co. Ltd.	42,000	1,814,905

		46,823,942

PORTUGAL—0.6%
Electricidade de Portugal SA (EDP)*	332,689	1,099,630

SINGAPORE—1.8%
City Developments Ltd.	81,000	376,472
DBS Group Holdings Ltd.	78,846	892,253
Singapore Press Holdings Ltd.	36,000	532,102
Singapore Technologies Engineering Ltd.	631,000	1,016,449
Singapore Telecommunications Ltd.	369,000	573,100

		3,390,376

SPAIN—2.0%
Acerinox SA	36,891	1,125,821
Banco Santander Central Hispano SA	48,664	520,929
Telefonica SA*	127,701	2,110,437

		3,757,187

SWEDEN—5.2%
Investor AB	102,663	1,533,582
Nordbanken Holding AB	190,444	$1,442,605
Securitas AB, Class B	83,770	1,553,104
Skandia Forsakrings AB	134,253	2,183,265
Telefona AB LM Ericsson	256,559	2,921,929

		9,634,485

SWITZERLAND—8.4%
ABB Ltd.	12,350	1,316,221
Adecco SA	1,298	816,806
Nestle SA	1,654	3,857,190
Novartis AG	1,224	2,163,465
Roche Holding AG	275	2,801,067
Swiss Re	669	1,603,470
UBS AG	12,690	2,070,766
Zurich Financial Services AG*	1,716	1,034,322

		15,663,307

THE NETHERLANDS—7.6%
ASM Lithography Holding N.V.*	50,349	1,143,648
Fortis N.V.	27,117	881,015
ING Groep N.V.	42,236	3,374,238
Koninklijke (Royal) Philips Electronics N.V.*	55,971	2,050,765
KPN N.V.	93,087	1,071,630
Royal Dutch Petroleum Co.	60,250	3,692,067
United Pan-Europe Communications N.V.*	69,163	706,591
VNU N.V.	23,857	1,172,730

		14,092,684

UNITED KINGDOM—19.7%
Amvescap PLC	41,417	850,930
AstraZeneca Group PLC	17,165	866,256
BP Amoco PLC	353,952	2,858,028
British Aerospace PLC	125,707	718,044
British American Tobacco PLC	99,478	758,250
British Telecommunications PLC	241,640	2,066,775
Cable & Wireless PLC	53,331	720,105
Diageo PLC	147,477	1,653,918
GKN PLC	9,592	101,404
GlaxoSmithKline PLC*	198,611	5,612,967
HSBC Holdings PLC	164,397	2,421,355
Imperial Chemical Industries PLC	89,066	735,156
Lloyds TSB Group PLC	53,832
		569,905

The accompanying notes are an integral part of the financial statements.

Marconi PLC	55,000	$591,317
National Grid Group PLC	91,784	835,134
P & O Princess Cruises PLC*	291,726	1,234,497
Reuters Group PLC	69,993	1,185,804
Royal Bank of Scotland Group PLC	61,753	1,460,807
Tesco PLC	433,023	1,766,055
Unilever PLC	349,205	2,992,013
Vodafone Group PLC	1,759,243	6,458,115

		36,456,835

TOTAL COMMON STOCK— (Cost $181,016,693)		182,210,331

DEPOSITORY RECEIPTS—1.4%
FRANCE—1.1%
Vivendi Universal SA, ADR*	30,480	1,990,725

IRELAND—0.3%
Elan Corp. PLC, ADR*	13,700	641,331

TOTAL DEPOSITORY RECEIPTS— (Cost $2,838,482)		2,632,056

	Principal Amount (000)
SHORT TERM INVESTMENT—0.4%
TIME DEPOSIT—0.4%
State Street Bank and Trust Co. Eurodollar Time Deposit 6.562%, 01/02/01	$697,000	697,000

TOTAL SHORT TERM INVESTMENT— (Cost $697,000)		697,000

TOTAL INVESTMENTS— (Cost $184,552,175)—100.0%		$185,539,387

*	Denotes non-income producing security.
ADR	American Depository Receipt

Analysis of Industry Classifications

Industry	Percent of Investments	Value
Advertising	0.4%	$677,407
Aerospace/Defense	0.4	718,044
Auto Components	0.5	842,552
Automobile	2.1	3,917,027
Beverages	1.0	1,953,283
Building Products	0.8	1,509,013
Business Services	1.3	2,369,910
Chemical Products	2.3	4,252,346
Communication Services	1.4	2,650,346
Computer Hardware/Software & Services	0.3	515,570
Computer Software & Services	1.8	3,289,979
Cosmetics	2.0	3,708,537
Diversified Manufacturing	0.7	1,354,027
Diversified Operations	5.9	10,859,747
Drugs & Health Care	4.8	8,845,673
Electric Utilities	1.5	2,741,311
Electronics	5.4	10,048,908
Electronics—Semiconductors	0.6	1,176,872
Engineering	0.5	1,016,449
Finance & Banking	10.9	20,302,207
Financial Services	7.3	13,527,954
Foods	3.0	5,511,108
Household Products	1.6	2,992,013
Insurance	4.3	8,006,416
Insurance Brokers	0.6	1,031,316
Investment Companies	0.8	1,533,582
Leisure Time	1.2	2,273,963
Manufacturing—Diversified	1.7	3,231,090
Media & Communications	0.6	1,185,804
Office Equipment & Supplies	1.8	3,270,644
Oil & Gas Services	4.9	9,130,544
Pharmaceuticals	4.5	8,294,128
Photography	1.0	1,797,936
Printing	0.5	842,136
Publishing—Newspapers	0.9	1,704,831
Real Estate	0.2	376,472
Restaurants	0.6	1,063,681
Retail	2.7	5,058,918
Steel	0.6	1,125,821
Telecommunications	14.1	26,174,780
Telephone	0.5	909,891
Time Deposit	0.4	697,000
Tobacco	0.4	758,250
Toys	0.7	1,384,815
Transportation	0.5	907,086

TOTAL	100.0%	$185,539,387

The accompanying notes are an integral part of the financial statements.

PROTECTIVE CAPITAL GROWTH FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

Security Description	Shares	Value
COMMON STOCK—92.8%
AEROSPACE/DEFENSE—1.2%
Boeing Co.	10,900	$719,400
Honeywell International, Inc.	35,400	1,674,863
United Technologies Corp.	10,400	817,700

		3,211,963

AUTOMOBILE—0.7%
Ford Motor Co.	43,062	1,009,266
General Motors Corp.	15,367	782,756

		1,792,022

BANKS—2.9%
Bank of America Corp.	36,700	1,683,613
Citigroup, Inc.	112,933	5,766,641

		7,450,254

BEVERAGES—2.6%
Coca Cola Co.	56,200	3,424,687
PepsiCo, Inc.	65,000	3,221,563

		6,646,250

BROADCAST MEDIA—2.0%
Cablevision Systems Corp., Class A*	12,900	1,095,694
Clear Channel Communications, Inc.*	19,976	967,587
EchoStar Communications Corp., Class A*	25,600	582,400
Infinity Broadcasting Corp., Class A*	59,300	1,656,694
Univision Communications, Inc., Class A*	22,700	929,281

		5,231,656

BUSINESS SERVICES—1.0%
Automatic Data Processing, Inc.	16,600	1,050,987
First Data Corp.	29,300	1,543,744

		2,594,731

CHEMICALS—1.8%
Dow Chemical Co.	28,300	1,036,488
Du Pont (E.I.) de Nemours & Co.	37,232	1,798,771
Minnesota Mining & Manufacturing Co.	14,300	1,723,150

		4,558,409

COMMUNICATION SERVICES—0.2%
American Tower Corp., Class A*	10,800	409,050

COMPUTER HARDWARE/SOFTWARE & SERVICES—6.9%
Cisco Systems, Inc.*	162,800	$6,227,100
Dell Computer Corp.*	57,200	997,425
EMC Corp.*	63,500	4,222,750
Hewlett-Packard Co.	31,800	1,003,688
International Business Machines, Inc.	28,100	2,388,500
Sun Microsystems, Inc.*	107,900	3,007,712

		17,847,175

COMPUTER SOFTWARE & SERVICES—6.0%
America Online, Inc.*	33,800	1,176,240
CheckFree Corp.*	11,100	477,994
DoubleClick, Inc.*	41,300	454,300
E.piphany, Inc.*	9,450	509,709
Microsoft Corp.*	150,800	6,540,950
Oracle Corp.*	135,800	3,946,687
S1 Corp.*	12,970	68,093
Verisign, Inc.*	13,690	1,015,627
VERITAS Software Corp.*	9,500	831,250
Yahoo!, Inc.*	11,900	359,045

		15,379,895

COSMETICS—1.1%
Avon Products, Inc.	28,500	1,364,438
Gillette Co.	21,200	765,850
Kimberly-Clark Corp.	10,200	721,038

		2,851,326

DIVERSIFIED MANUFACTURING—4.1%
Emerson Electric Co.	4,700	370,419
General Electric Co.	213,000	10,210,687

		10,581,106

DIVERSIFIED OPERATIONS—2.5%
Cendant Corp.*	73,500	707,437
Corning, Inc.	30,000	1,584,375
Time Warner, Inc.	56,700	2,962,008
Tyco International Ltd.	23,430	1,300,365

		6,554,185

DRUGS & HEALTH CARE—11.9%
American Home Products Corp.	36,900	2,344,995
Amgen, Inc.*	24,200	1,547,288
Bristol Myers Squibb Co.	88,560	6,547,905
Eli Lilly & Co.	26,600	2,475,462
Johnson & Johnson Co.	31,600	3,319,975
Merck & Co., Inc.	40,400	3,782,450
Pfizer, Inc.	171,450
		7,886,700

The accompanying notes are an integral part of the financial statements.

Schering-Plough Corp.	47,400	$2,689,950

		30,594,725

ELECTRIC UTILITIES—1.6%
AES Corp.*	51,400	2,846,275
Duke Energy Corp.	8,200	699,050
Southern Co.	17,300	575,225

		4,120,550

ELECTRICAL EQUIPMENT—0.5%
General Motors Corp., Class H*	62,259	1,431,957

ELECTRONICS—0.8%
JDS Uniphase Corp.*	20,680	862,098
Texas Instruments, Inc.	26,900	1,274,387

		2,136,485

ELECTRONICS—SEMICONDUCTORS—0.2%
Applied Materials, Inc.*	6,000	229,125
Broadcom Corp., Class A*	1,600	135,200
PMC-Sierra, Inc.*	3,600	283,050

		647,375

ENVIRONMENTAL CONTROL—0.2%
Waste Management, Inc.	16,700	463,425

FINANCIAL SERVICES—10.4%
Ambac Financial Group, Inc.	47,400	2,764,012
Charles Schwab Corp.	62,650	1,777,694
Fannie Mae	58,900	5,109,575
Freddie Mac	62,900	4,332,237
MBNA Corp.	93,800	3,464,737
Merrill Lynch & Co., Inc.	16,200	1,104,638
Morgan Stanley Dean Witter & Co.	12,900	1,022,325
State Street Corp.	25,200	3,130,092
Stilwell Financial, Inc.	8,600	339,163
The Bank of New York Co., Inc.	22,100	1,219,644
Wells Fargo & Co.	43,600	2,427,975

		26,692,092

FOODS—0.7%
Wrigley (WM) Jr. Co.	18,040	1,728,458

GAS & PIPELINE UTILITIES—0.5%
Enron Corp.	15,400	1,280,125

HOTELS—1.4%
Marriott International, Inc., Class A	47,500	2,006,875
Starwood Hotels & Resorts Worldwide, Inc.	44,000	$1,551,000

		3,557,875

HOUSEHOLD PRODUCTS—2.7%
Colgate-Palmolive Co.	57,800	3,730,990
Energizer Holdings, Inc.*	54,766	1,170,623
Procter & Gamble Co.	26,400	2,070,750

		6,972,363

INSURANCE—2.0%
American International Group, Inc.	53,596	5,282,556

INTEGRATED OIL—0.5%
Chevron Corp.	17,000	1,435,438

LEISURE TIME—0.4%
Sabre Group Holdings, Inc., Class A	23,900	1,030,688

METALS—0.3%
ALCOA, Inc.	23,200	777,200

MULTIMEDIA—1.2%
Viacom, Inc., Class B*	49,591	2,318,379
Walt Disney Co.	28,000	810,250

		3,128,629

OIL—4.1%
Exxon Mobil Corp.	80,859	7,029,679
Schlumberger Ltd.	27,100	2,166,306
Texaco, Inc.	15,000	931,875
Unocal Corp.	11,700	452,644

		10,580,504

PAPER & FOREST PRODUCTS—0.6%
International Paper Co.	19,700	804,006
Weyerhaeuser Co.	13,800	700,350

		1,504,356

PUBLISHING—0.6%
Valassis Communications, Inc.*	45,650	1,440,828

PUBLISHING—NEWSPAPERS—1.6%
A.H. Belo Corp., Series A	87,600	1,401,600
Gannett Co., Inc.	15,100	952,244
New York Times Co., Class A	25,400	1,017,587
Tribune Co.	15,400	650,650

		4,022,081

The accompanying notes are an integral part of the financial statements.

RECREATIONAL PRODUCTS/LEISURE—0.9%
Harrah's Entertainment, Inc.*	85,800	$2,262,975

RESTAURANTS—1.0%
McDonald's Corp.	73,500	2,499,000

RETAIL—5.2%
CVS Corp.	19,200	1,150,800
Home Depot, Inc.	52,450	2,396,309
RadioShack Corp.	16,280	696,988
Wal-Mart Stores, Inc.	119,300	6,337,812
Walgreen Co.	65,000	2,717,813

		13,299,722

SEMICONDUCTORS—2.0%
Intel Corp.	141,300	4,274,325
Xilinx, Inc.*	15,900	733,387

		5,007,712

TELECOMMUNICATIONS—7.1%
AT&T Corp.	48,660	842,426
AT&T Corp. - Liberty Media Group*	120,600	1,635,637
Comcast Corp., Class A*	19,400	809,950
Crown Castle International Corp.*	69,100	1,870,019
Motorola, Inc.	35,091	710,593
Nortel Networks Corp.	68,800	2,205,900
Qualcomm, Inc.*	19,400	1,594,438
SBC Communications, Inc.	84,400	4,030,100
Sprint Corp. (FON Group)	17,100	347,344
Sprint Corp. (PCS Group)*	27,100	553,856
Verizon Communications	65,868	3,301,633
WorldCom, Inc.	32,450	454,300

		18,356,196

TOBACCO—1.4%
Philip Morris Cos., Inc.	80,100	3,524,400

TOTAL COMMON STOCK— (Cost $206,606,824)		238,885,737

DEPOSITORY RECEIPTS—5.4%
FINANCIAL SERVICES—4.0%
Standard and Poor's Depositary Receipts	78,582	10,308,976

OIL—1.4%
Royal Dutch Petroleum Co. ADR	60,900	3,688,257

TOTAL DEPOSITORY RECEIPTS (Cost $14,465,357)		13,997,233

Security Description	Principal Amount (000)	Value
SHORT TERM INVESTMENT—1.8%
REPURCHASE AGREEMENT—1.8%
State Street Bank and Trust Co. 6.000%, 01/02/01, maturity value of $4,666,109, dated 12/29/00 (Collateralized by $3,900,000 United States Treasury Bond, 7.500%, 11/15/16, with a value of $4,757,598)	$4,663	$4,663,000

TOTAL SHORT TERM INVESTMENT— (Cost $4,663,000)		4,663,000

TOTAL INVESTMENTS— (Cost $225,735,181)—100.0%		$257,545,970

*	Denotes non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

PROTECTIVE GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

Security Description	Shares	Value
COMMON STOCK—94.0%
AEROSPACE/DEFENSE—1.5%
Honeywell International, Inc.	24,500	$1,159,156
The B.F. Goodrich Co.	30,300	1,102,163
United Technologies Corp.	22,200	1,745,475

		4,006,794

AGRICULTURE EQUIPMENT—1.0%
Caterpillar, Inc.	32,600	1,542,387
Deere & Co.	24,600	1,126,988

		2,669,375

AIRLINES—0.8%
Southwest Airlines Co.	66,400	2,226,392

AUTO COMPONENTS—0.0%
Delphi Automotive Systems Corp.	1	11

BANKS—4.2%
Bank One Corp.	23,700	868,013
Chase Manhattan Corp.	4,800	218,100
Citigroup, Inc.	140,833	7,191,285
J.P. Morgan & Co., Inc.	4,800	794,400
PNC Financial Services Group	29,200	2,133,425

		11,205,223

BEVERAGES—1.5%
Coca Cola Co.	43,100	2,626,406
PepsiCo, Inc.	29,200	1,447,225

		4,073,631

BEVERAGES—ALCOHOLIC—0.6%
Anheuser-Busch Cos., Inc.	36,800	1,674,400

BROADCAST MEDIA—0.2%
Clear Channel Communications, Inc.*	10,100	489,219

BUSINESS SERVICES—1.2%
Automatic Data Processing, Inc.	28,900	1,829,731
First Data Corp.	28,200	1,485,788

		3,315,519

CHEMICALS—2.3%
Dow Chemical Co.	69,300	2,538,112
Du Pont (E.I.) de Nemours & Co.	37,200	1,797,225
Minnesota Mining & Manufacturing Co.	14,200	1,711,100

		6,046,437

COMPUTER HARDWARE/SOFTWARE & SERVICES—6.2%
Cisco Systems, Inc.*	138,800	$5,309,100
Compaq Computer Corp.	35,100	528,255
Dell Computer Corp.*	55,300	964,294
EMC Corp.*	53,800	3,577,700
Hewlett-Packard Co.	33,200	1,047,875
International Business Machines, Inc.	40,200	3,417,000
Sun Microsystems, Inc.*	60,800	1,694,800

		16,539,024

COMPUTER SOFTWARE & SERVICES—4.9%
America Online, Inc.*	49,200	1,712,160
Electronic Data Systems Corp.	23,100	1,334,025
Microsoft Corp.*	129,300	5,608,387
Oracle Corp.*	84,300	2,449,969
Siebel Systems, Inc.*	9,500	642,437
VERITAS Software Corp.*	12,250	1,071,875
Yahoo!, Inc.*	7,300	220,255

		13,039,108

DIVERSIFIED MANUFACTURING—4.8%
Crane Co.	54,400	1,547,000
Emerson Electric Co.	4,700	370,419
General Electric Co.	215,300	10,320,944
Parker-Hannifin Corp.	10,700	472,137

		12,710,500

DIVERSIFIED OPERATIONS—1.9%
Corning, Inc.	9,700	512,281
Time Warner, Inc.	41,500	2,167,960
Tyco International Ltd.	44,600	2,475,300

		5,155,541

DRUGS & HEALTH CARE—12.4%
Abbott Laboratories	38,800	1,879,375
American Home Products Corp.	26,600	1,690,430
Amgen, Inc.*	21,800	1,393,837
Baxter International, Inc.	11,100	980,269
Bristol Myers Squibb Co.	39,400	2,913,137
Eli Lilly & Co.	26,700	2,484,769
Johnson & Johnson Co.	33,900	3,561,619
Merck & Co., Inc.	39,200	3,670,100
Pfizer, Inc.	178,750	8,222,500
Pharmacia Corp.	30,571	1,864,831
Schering-Plough Corp.	60,900
		3,456,075

The accompanying notes are an integral part of the financial statements.

The Estee Lauder Cos., Inc., Class A	18,700	$819,294

		32,936,236

ELECTRIC UTILITIES—3.2%
Cinergy Corp.	17,500	614,688
Duke Energy Corp.	7,800	664,950
Energy East Corp.	53,100	1,045,406
Entergy Corp.	32,200	1,362,462
Exelon Corp.	17,675	1,240,962
FPL Group, Inc.	24,400	1,750,700
Niagara Mohawk Holdings, Inc.*	113,100	1,887,356

		8,566,524

ELECTRICAL EQUIPMENT—0.2%
General Motors Corp., Class H*	21,300	489,900

ELECTRONICS—1.0%
JDS Uniphase Corp.*	14,000	583,625
Solectron Corp.*	16,700	566,130
Texas Instruments, Inc.	31,300	1,482,837

		2,632,592

ELECTRONICS—SEMICONDUCTORS—0.5%
Analog Devices, Inc.*	8,000	409,500
Applied Materials, Inc.*	12,900	492,619
Broadcom Corp., Class A*	4,200	354,900

		1,257,019

FINANCIAL SERVICES—9.6%
Ambac Financial Group, Inc.	16,800	979,650
Charles Schwab Corp.	16,100	456,838
Fannie Mae	9,700	841,475
Freddie Mac	100,100	6,894,387
Household International, Inc.	27,800	1,529,000
John Hancock Financial Services, Inc.	26,800	1,008,350
Lincoln National Corp.	48,100	2,275,731
Mellon Financial Corp.	37,500	1,844,531
Merrill Lynch & Co., Inc.	8,500	579,594
Morgan Stanley Dean Witter & Co.	23,000	1,822,750
The Bank of New York Co., Inc.	33,800	1,865,337
USA Education, Inc.	14,400	979,200
Washington Mutual, Inc.	25,000	1,326,563
Wells Fargo & Co.	56,000	$3,118,500

		25,521,906

FOODS—0.8%
The Quaker Oats Co.	20,800	2,025,400

HOUSEHOLD PRODUCTS—0.8%
Colgate-Palmolive Co.	14,600	942,430
Procter & Gamble Co.	14,400	1,129,500

		2,071,930

INSURANCE—6.2%
AFLAC, Inc.	42,000	3,031,875
American International Group, Inc.	64,500	6,357,281
CIGNA Corp.	5,600	740,880
Hartford Financial Services Group, Inc.	12,200	861,625
RenaissanceRe Holdings Ltd.	23,000	1,801,188
XL Capital Ltd., Class A	43,400	3,792,075

		16,584,924

METALS—0.3%
ALCOA, Inc.	22,600	757,100

MULTIMEDIA—1.8%
USA Networks, Inc.*	32,200	625,888
Viacom, Inc., Class B*	48,370	2,261,297
Walt Disney Co.	65,500	1,895,406

		4,782,591

NETWORKING PRODUCTS—0.3%
Juniper Networks, Inc.*	2,900	365,581
Network Appliance, Inc.*	4,700	301,902

		667,483

OIL—4.4%
Exxon Mobil Corp.	78,653	6,837,895
Halliburton Co.	20,300	735,875
Schlumberger Ltd.	18,800	1,502,825
Texaco, Inc.	12,000	745,500
Unocal Corp.	47,500	1,837,656

		11,659,751

OIL & GAS DRILLING—2.7%
Anadarko Petroleum Corp.	62,608	4,450,177
Baker Hughes, Inc.	24,400
		1,014,125

The accompanying notes are an integral part of the financial statements.

El Paso Energy Corp.	6,400	$458,400
Transocean Sedco Forex, Inc.	26,100	1,200,600

		7,123,302

PAPER & FOREST PRODUCTS—2.2%
Bowater, Inc.	48,200	2,717,275
International Paper Co.	74,700	3,048,694

		5,765,969

RESTAURANTS—0.3%
McDonald's Corp.	26,500	901,000

RETAIL—4.9%
Best Buy Co., Inc.*	8,200	242,413
CVS Corp.	41,200	2,469,425
Home Depot, Inc.	57,100	2,608,756
May Department Stores Co.	37,150	1,216,662
Nike, Inc., Class B	7,100	396,269
The Gap, Inc.	19,600	499,800
Wal-Mart Stores, Inc.	103,800	5,514,375

		12,947,700

RETAIL—FOOD CHAINS—0.5%
Kroger Co.*	46,100	1,247,581

SEMICONDUCTORS—1.9%
Intel Corp.	144,100	4,359,025
Xilinx, Inc.*	11,800	544,275

		4,903,300

TELECOMMUNICATIONS—7.4%
AT&T Corp.	51,402	889,897
AT&T Corp.—Liberty Media Group*	54,200	735,088
BellSouth Corp.	18,300	749,156
Comcast Corp., Class A*	35,300	1,473,775
Lucent Technologies, Inc.	57,800	780,300
Nortel Networks Corp.	60,400	1,936,575
Qualcomm, Inc.*	16,400	1,347,875
Qwest Communications International, Inc.*	42,100	1,726,100
SBC Communications, Inc.	91,510	4,369,602
Sprint Corp. (FON Group)	19,300	392,031
Sprint Corp. (PCS Group)*	36,500	745,969
Verizon Communications	70,710	3,544,339
WorldCom, Inc.	66,000	$924,000

		19,614,707

TOBACCO—1.0%
Philip Morris Cos., Inc.	60,000	2,640,000

TRANSPORTATION—0.5%
Canadian National Railway Co.	47,800	1,419,063

TOTAL COMMON STOCK— (Cost $242,361,084)		249,667,152

DEPOSITORY RECEIPTS—1.8%
DRUGS & HEALTH CARE—0.7%
AstraZeneca PLC ADR	11,300	581,950
GlaxoSmithKline PLC ADR	23,670	1,325,543

		1,907,493

OIL—1.1%
Royal Dutch Petroleum Co. ADR	45,700	2,767,706

TOTAL DEPOSITORY RECEIPTS— (Cost $3,953,406)		4,675,199

	Principal Amount (000)	Value
SHORT TERM INVESTMENT—4.2%
REPURCHASE AGREEMENT—4.2%
State Street Bank and Trust Co. 6.000%, 01/02/01, maturity value of $11,112,403, dated 12/29/00 (Collateralized by $9,290,000 United States Treasury Bond, 7.500%, 11/15/16 with a value of $11,332,843)	$11,105	11,105,000

TOTAL SHORT TERM INVESTMENT— (Cost $11,105,000)		11,105,000

TOTAL INVESTMENTS— (Cost $257,419,490)—100.0%		$265,447,351

*	Denotes non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

PROTECTIVE CORE U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

Security Description	Shares	Value
COMMON STOCK—98.6%
AEROSPACE/DEFENSE—3.2%
Boeing Co.	50,200	$3,313,200
General Dynamics Corp.	25,400	1,981,200
Honeywell International, Inc.	21,800	1,031,412
Northrop Grumman Corp.	9,700	805,100
The B.F. Goodrich Co.	8,600	312,825
United Technologies Corp.	38,000	2,987,750

		10,431,487

AIRLINES—0.3%
Delta Air Lines, Inc.	18,200	913,413

AUTOMOBILE—2.0%
Ford Motor Co.	108,212	2,536,219
General Motors Corp.	56,000	2,852,500
Hertz Corp.	33,800	1,153,425

		6,542,144

BANKS—5.0%
Bank of America Corp.	55,852	2,562,210
Chase Manhattan Corp.	56,850	2,583,122
Citigroup, Inc.	175,666	8,969,945
Firstar Corp.	14,400	334,800
Golden West Financial Corp.	6,300	425,250
J.P. Morgan & Co., Inc.	4,200	695,100
SunTrust Banks, Inc.	9,700	611,100

		16,181,527

BEVERAGES—2.2%
Coca Cola Co.	28,100	1,712,344
Pepsi Bottling Group, Inc.	20,400	814,725
PepsiCo, Inc.	95,600	4,738,175

		7,265,244

BROADCAST MEDIA—0.7%
Clear Channel Communications, Inc.*	6,800	329,375
Fox Entertainment Group, Inc., Class A*	34,000	607,750
Infinity Broadcasting Corp., Class A*	46,100	1,287,919

		2,225,044

BUILDING PRODUCTS—0.3%
Lowe's Companies, Inc.	18,900	$841,050

BUSINESS SERVICES—1.0%
Automatic Data Processing, Inc.	18,400	1,164,950
Comdisco, Inc.	19,400	221,888
First Data Corp.	23,400	1,232,887
Robert Half International, Inc.*	17,400	461,100

		3,080,825

CHEMICALS—2.0%
Cabot Corp.	14,100	371,887
Dow Chemical Co.	93,200	3,413,450
Minnesota Mining & Manufacturing Co.	20,000	2,410,000
Praxair, Inc.	7,200	319,500

		6,514,837

COMPUTER HARDWARE/ SOFTWARE & SERVICES—6.1%
Cisco Systems, Inc.*	192,300	7,355,475
Compaq Computer Corp.	13,000	195,650
EMC Corp.*	52,600	3,497,900
Hewlett-Packard Co.	83,200	2,626,000
International Business Machines, Inc.	43,100	3,663,500
SanDisk Corp.*	3,700	102,675
Sun Microsystems, Inc.*	84,400	2,352,650

		19,793,850

COMPUTER SOFTWARE & SERVICES—5.5%
Adobe Systems, Inc.	4,400	256,025
America Online, Inc.*	65,500	2,279,400
BroadVision, Inc.*	6,500	76,781
Electronic Data Systems Corp.	13,700	791,175
Microsoft Corp.*	126,400	5,482,600
Oracle Corp.*	175,200	5,091,750
Sapient Corp.*	4,000	47,750
Siebel Systems, Inc.*	11,700	791,213
Symantec Corp.*	8,600	287,025
VERITAS Software Corp.*	23,975	2,097,812
Yahoo!, Inc.*	14,800	446,544

		17,648,075

The accompanying notes are an integral part of the financial statements.

CONSUMER GOODS—0.4%
Fortune Brands, Inc.	44,000	$1,320,000

COSMETICS—0.8%
Avon Products, Inc.	27,200	1,302,200
Kimberly-Clark Corp.	15,900	1,123,971

		2,426,171

DIVERSIFIED MANUFACTURING—4.8%
Emerson Electric Co.	9,300	732,956
General Electric Co.	297,600	14,266,200
Parker-Hannifin Corp.	14,200	626,575

		15,625,731

DIVERSIFIED OPERATIONS—2.6%
Applera Corp.—Applied Biosystems Group*	6,200	583,188
Corning, Inc.	47,400	2,503,312
Johnson Controls, Inc.	12,200	634,400
Time Warner, Inc.	36,700	1,917,208
Tyco International Ltd.	50,262	2,789,541

		8,427,649

DRUGS & HEALTH CARE—14.4%
Abbott Laboratories	30,500	1,477,344
Allergan, Inc.	32,300	3,127,044
Amgen, Inc.*	38,800	2,480,775
Baxter International, Inc.	17,400	1,536,637
Bristol Myers Squibb Co.	14,300	1,057,306
Cardinal Health, Inc.	12,150	1,210,444
Chiron Corp.*	10,500	467,250
Eli Lilly & Co.	15,200	1,414,550
Genentech, Inc.*	11,000	896,500
Genzyme Corp.*	4,100	368,744
Johnson & Johnson Co.	61,100	6,419,319
King Pharmaceuticals, Inc.*	11,925	616,373
McKesson HBOC, Inc.	11,900	427,091
MedImmune, Inc.*	5,200	247,975
Medtronic, Inc.	9,100	549,412
Merck & Co., Inc.	87,500	8,192,187
Millennium Pharmaceuticals, Inc.*	5,400	334,125
Pfizer, Inc.	211,475	9,727,850
Pharmacia Corp.	34,725	2,118,225
Tenet Healthcare Corp.	9,400	$417,713
UnitedHealth Group, Inc.	53,200	3,265,150

		46,352,014

ELECTRIC UTILITIES—2.3%
Calpine Corp.*	39,600	1,784,475
Duke Energy Corp.	16,100	1,372,525
Entergy Corp.	27,700	1,172,056
Exelon Corp.	36,562	2,567,018
Reliant Energy, Inc.	11,800	511,088

		7,407,162

ELECTRICAL EQUIPMENT—0.8%
General Motors Corp., Class H*	74,000	1,702,000
Molex, Inc.	17,700	628,350
Power-One, Inc.*	5,200	204,425

		2,534,775

ELECTRONICS—1.9%
Arrow Electronics, Inc.*	17,300	495,213
Avnet, Inc.	17,800	382,700
JDS Uniphase Corp.*	54,100	2,255,294
KLA-Tencor Corp.*	5,100	171,806
Palm, Inc.*	15,335	434,172
Sanmina Corp.*	3,800	291,175
Texas Instruments, Inc.	41,300	1,956,587

		5,986,947

ELECTRONICS—SEMICONDUCTORS—1.5%
Advanced Micro Devices, Inc.*	22,700	313,544
Analog Devices, Inc.*	15,700	803,644
Applied Materials, Inc.*	18,800	717,925
Applied Micro Circuits Corp.*	7,700	577,861
Broadcom Corp., Class A*	6,500	549,250
Credence Systems Corp.*	14,200	326,600
Micron Technology, Inc.*	8,300	294,650
National Semiconductor Corp.*	28,000	563,500
PMC-Sierra, Inc.*	3,400	267,325
TranSwitch Corp.*	15,100	590,787

		5,005,086

FINANCIAL SERVICES—4.3%
American Express Co.	18,600	1,021,837
American General Corp.	9,800
		798,700

The accompanying notes are an integral part of the financial statements.

Charles Schwab Corp.	37,650	$1,068,319
Fannie Mae	17,800	1,544,150
FleetBoston Financial Corp.	71,100	2,670,694
Lehman Brothers Holdings, Inc.	18,800	1,271,350
Merrill Lynch & Co., Inc.	8,400	572,775
Morgan Stanley Dean Witter & Co.	30,800	2,440,900
Providian Financial Corp.	8,900	511,750
Wells Fargo Co.	37,900	2,110,556

		14,011,031

FOODS—1.5%
Archer Daniels Midland Co.	35,390	530,850
ConAgra Foods, Inc.	39,900	1,037,400
General Mills, Inc.	10,200	454,538
H.J. Heinz Co.	13,900	659,381
Hormel Foods Corp.	29,200	543,850
IBP, Inc.	45,200	1,209,100
Tyson Foods, Inc.	35,600	453,900

		4,889,019

GAS & PIPELINE UTILITIES—0.3%
Dynegy, Inc., Class A	15,000	840,938

HOTELS—0.1%
Park Place Entertainment Corp.*	32,900	392,744

HOUSEHOLD PRODUCTS—1.1%
Colgate-Palmolive Co.	19,400	1,252,270
Procter & Gamble Co.	4,700	368,656
Unilever N.V.	21,300	1,340,569
Whirlpool Corp.	9,400	448,262

		3,409,757

INSURANCE—6.7%
AFLAC, Inc.	4,900	353,719
Allstate Corp.	46,110	2,008,667
American International Group, Inc.	60,772	5,989,840
CIGNA Corp.	24,500	3,241,350
Hartford Financial Services Group, Inc.	15,700	1,108,813
Jefferson-Pilot Corp.	14,600	$1,091,350
Loews Corp.	28,800	2,982,600
Marsh & McLennan Companies, Inc.	16,600	1,942,200
MGIC Investment Corp.	23,400	1,578,037
The PMI Group, Inc.	20,700	1,401,131

		21,697,707

INTEGRATED OIL—0.9%
Chevron Corp.	33,400	2,820,212

LEISURE TIME—0.0%
Sabre Group Holdings, Inc., Class A	2,600	112,125

MACHINERY—0.2%
Ingersoll-Rand Co.	16,300	682,563

METALS—0.5%
Alcan Aluminum Ltd.	48,900	1,671,769

MINING—0.1%
Barrick Gold Corp.	19,300	316,134

MULTIMEDIA—1.4%
The McGraw-Hill Companies, Inc.	5,600	328,300
Viacom, Inc., Class B*	28,600	1,337,050
Walt Disney Co.	100,400	2,905,325

		4,570,675

NETWORKING PRODUCTS—0.5%
Network Appliance, Inc.*	13,600	873,587
Scientific-Atlanta, Inc.	11,900	387,494
SDL, Inc.*	3,400	503,838

		1,764,919

OIL—5.1%
Apache Corp.	14,200	994,887
Conoco, Inc., Class B	21,496	622,041
Devon Energy Corp.	9,500	579,215
Exxon Mobil Corp.	112,577	9,787,163
Kerr-McGee Corp.	28,600	1,914,412
Noble Affiliates, Inc.	9,600	441,600
Noble Drilling Corp.*	8,900
		386,594

The accompanying notes are an integral part of the financial statements.

Phillips Petroleum Co.	13,100	$745,063
Texaco, Inc.	14,900	925,662

		16,396,637

PACKAGING & CONTAINERS—0.1%
Avery Dennison Corp.	6,800	373,150

PAPER & FOREST PRODUCTS—0.3%
Georgia Pacific Corp.	35,400	1,101,825

PETROLEUM SERVICES—0.3%
BJ Services Co.*	14,400	991,800

PUBLISHING—NEWSPAPERS—0.2%
Dow Jones & Co., Inc.	8,900	503,963

RESTAURANTS—0.5%
Brinker International, Inc.*	11,800	498,550
Tricon Global Restaurants, Inc.*	35,300	1,164,900

		1,663,450

RETAIL—4.9%
Abercrombie & Fitch Co., Class A*	18,600	372,000
Best Buy Co., Inc.*	5,700	168,506
Dollar Tree Stores, Inc.*	9,200	225,400
Federated Department Stores, Inc.*	51,100	1,788,500
Home Depot, Inc.	25,300	1,155,894
Limited, Inc.	55,400	945,263
Sears Roebuck & Co.	81,400	2,828,650
Supervalu, Inc.	15,600	216,450
Target Corp.	40,500	1,306,125
Tiffany & Co.	24,600	777,975
Toys "R" Us, Inc.*	24,100	402,169
Wal-Mart Stores, Inc.	106,900	5,679,062

		15,865,994

RETAIL—FOOD CHAINS—0.7%
Kroger Co.*	43,800	1,185,337
Safeway, Inc.*	17,210	1,075,625

		2,260,962

SEMICONDUCTORS—2.1%
Integrated Device Technology, Inc.*	22,000	$728,750
Intel Corp.	168,700	5,103,175
Vishay Intertechnology, Inc.*	25,300	382,662
Xilinx, Inc.*	10,500	484,313

		6,698,900

TELECOMMUNICATIONS—7.3%
ADC Telecommunications, Inc.*	30,400	551,000
Advanced Fibre Communications, Inc.*	4,700	84,894
AT&T Corp.	126,050	2,182,241
AT&T Wireless Group*	14,500	251,031
Avaya, Inc.*	1,291	13,313
BCE, Inc.	15,500	448,531
BellSouth Corp.	82,600	3,381,437
CIENA Corp.*	3,400	276,675
Citizens Communications Co.*	20,400	267,750
Lucent Technologies, Inc.	15,500	209,250
Metromedia Fiber Network, Inc., Class A*	17,400	176,175
Motorola, Inc.	22,500	455,625
Nortel Networks Corp.	110,940	3,557,014
Qwest Communications International, Inc.*	17,200	705,200
SBC Communications, Inc.	80,253	3,832,081
Sprint Corp. (FON Group)	43,600	885,625
Telephone & Data Systems, Inc.	12,600	1,134,000
Terayon Communication Systems, Inc.*	5,200	21,125
United States Cellular Corp.*	6,700	403,675
Verizon Communications	72,366	3,627,346
WorldCom, Inc.	72,000	1,008,000

		23,471,988

TOBACCO—1.1%
Philip Morris Cos., Inc.	64,700	2,846,800
R.J. Reynolds Tobacco Holdings, Inc.	11,400	555,750

		3,402,550

The accompanying notes are an integral part of the financial statements.

TRANSPORTATION—0.3%
Burlington Northern Santa Fe Corp.	25,100	$710,643
United Parcel Service, Inc., Class B	6,300	370,519

		1,081,162

UTILITIES—0.3%
Public Service Enterprise Group, Inc.	19,100	928,738

TOTAL COMMON STOCK— (Cost $293,632,243)		318,443,743

DEPOSITORY RECEIPTS—1.1%
OIL—1.1%
Royal Dutch Petroleum Co. ADR	58,800	3,561,075

TOTAL DEPOSITORY RECEIPTS— (Cost $3,655,882)		3,561,075

	Principal Amount (000)
SHORT TERM INVESTMENT—0.3%
REPURCHASE AGREEMENT—0.3%
State Street Bank and Trust Co. 6.000%, 01/02/01, maturity value of $910,607, dated 12/29/00 (Collateralized by $765,000 United States Treasury Bond, 7.500%, 11/15/16 with a value of $933,221)	$910	910,000

TOTAL SHORT TERM INVESTMENT— (Cost $910,000)		910,000

TOTAL INVESTMENTS— (Cost $298,198,125)—100.0%		$322,914,818

OTHER INFORMATION

At December 31, 2000, the CORE U.S. Equity Fund had open futures contracts as follows:

Futures	Expiration	Contracts	Market Value	Unrealized Loss
S&P 500 Index	Mar 01	2	$667,500	$26,239
*	Denotes non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

PROTECTIVE SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2000

Security Description	Shares	Value
COMMON STOCK—95.1%
AGRICULTURE EQUIPMENT—4.3%
AGCO Corp.	99,700	$1,208,863
Agrium, Inc.	97,900	1,431,787
IMC Global, Inc.	53,300	829,481
Titan International, Inc.	72,300	307,275

		3,777,406

AIR FREIGHT, TRUCK & OTHER—1.4%
Airborne, Inc.	30,300	295,425
Landstar Systems, Inc.*	16,700	925,806

		1,221,231

AUTOMOBILE—1.6%
Lithia Motors, Inc., Class A*	93,000	1,156,688
Wabash National Corp.	32,400	279,450

		1,436,138

BANKS—8.3%
Corus Bankshares, Inc.	22,400	1,108,450
Cullen/Frost Bankers, Inc.	31,400	1,312,912
Hamilton Bancorp, Inc.*	33,500	301,500
Pacific Century Financial Corp.	40,500	716,344
Sovereign Bancorp, Inc.	85,600	695,500
The Colonial BancGroup, Inc.	116,500	1,252,375
Washington Federal, Inc.	54,900	1,561,219
Wilmington Trust Corp.	7,300	453,056

		7,401,356

BUILDING CONSTRUCTION—3.3%
Beazer Homes USA, Inc.*	9,800	392,000
Centex Corp.	10,500	394,406
Clayton Homes, Inc.	65,600	754,400
D.R. Horton, Inc.	30,104	735,666
Lennar Corp.	8,100	293,625
Washington Group International, Inc.*	45,800	374,988

		2,945,085

BUSINESS SERVICES—0.4%
National Data Corp.	9,600	351,600

CHEMICALS—4.4%
Cabot Microelectronics Corp.*	10,000	519,375
Methanex Corp.*	255,100	1,642,206
Millennium Chemicals, Inc.	54,300	984,188
The Lubrizol Corp.	31,100	$800,825

		3,946,594

COAL—0.8%
Arch Coal, Inc.	47,400	669,525

COMMERCIAL SERVICES—1.1%
ADVO, Inc.*	22,200	985,125

COMPUTER HARDWARE—1.4%
Avant! Corp.*	12,500	228,906
Belden, Inc.	40,600	1,030,225

		1,259,131

COMPUTER SOFTWARE & SERVICES—0.6%
Mentor Graphics Corp.*	15,900	436,256
Mobius Management Systems, Inc.*	49,400	104,975

		541,231

CORRECTIONAL FACILITIES—0.6%
Cornell Companies, Inc.*	56,800	305,300
Wackenhut Corrections Corp.*	35,500	261,813

		567,113

DIVERSIFIED MANUFACTURING—6.2%
Aaron Rents, Inc.	14,900	209,531
Corn Products International, Inc.	26,800	778,875
Harsco Corp.	11,700	288,844
Lydall, Inc.*	68,900	598,569
Milacron, Inc.	65,400	1,050,487
Packaging Corp. of America*	45,900	740,138
Pittston Brinks Group	59,900	1,190,512
Wolverine Tube, Inc.*	52,100	624,679

		5,481,635

DRUGS & HEALTH CARE—1.1%
Haemonetics Corp.*	21,600	666,900
Kos Pharmaceuticals, Inc.*	18,100	319,013

		985,913

EDUCATION—0.9%
ITT Educational Services, Inc.*	34,500	759,000

ELECTRIC UTILITIES—7.3%
Energy East Corp.	31,300
		616,219

The accompanying notes are an integral part of the financial statements.

IDACORP, Inc.	7,000	$343,438
OGE Energy Corp.	35,800	874,862
Public Service Company of New Mexico	56,300	1,509,544
Sierra Pacific Resources	76,400	1,227,175
Unisource Energy Corp.	56,500	1,062,906
Vectren Corp.	33,800	866,125

		6,500,269

FINANCIAL SERVICES—3.3%
Community First Bankshares, Inc.	69,300	1,308,037
Medallion Financial Corp.	33,800	494,325
Sky Financial Group, Inc.	27,760	464,980
Susquehanna Bancshares, Inc.	39,500	651,750

		2,919,092

GAMING COMPANIES—1.2%
GTECH Holdings Corp.*	34,500	709,406
Station Casinos, Inc.*	23,200	346,550

		1,055,956

GAS & PIPELINE UTILITIES—0.8%
Laclede Gas Co.	30,500	712,938

HEALTH CARE—4.3%
Beverly Enterprises, Inc.*	229,900	1,882,306
Health Net, Inc.*	23,800	623,263
Humana, Inc.*	52,800	805,200
Manor Care, Inc.*	25,000	515,625

		3,826,394

HOUSEHOLD PRODUCTS—0.0%
Oneida Ltd.	1,700	31,556

INSURANCE—5.8%
Brown & Brown, Inc.	12,700	444,500
IPC Holdings Ltd.	55,900	1,173,900
Old Republic International Corp.	21,700	694,400
PXRE Group Ltd.	40,600	687,662
Zenith National Insurance Corp.	73,800	2,167,875

		5,168,337

INVESTMENT COMPANIES—2.3%
Allied Capital Corp.	27,700	578,238
Blackrock, Inc., Class A*	6,200	$260,400
Health Care Property Investors, Inc.	28,300	845,462
Liberty Financial Cos., Inc.	8,400	374,325

		2,058,425

MACHINERY—0.3%
UNOVA, Inc.*	65,800	238,525

MULTIMEDIA—1.1%
Media General, Inc., Class A	27,800	1,011,920

OIL & GAS DRILLING—1.7%
Louis Dreyfus Natural Gas Corp.*	10,100	462,706
Swift Energy Co.*	26,600	1,000,825

		1,463,531

OIL & GAS SERVICES—1.3%
Cal Dive International, Inc.*	17,100	455,287
Stolt Offshore SA	32,900	361,900
TETRA Technologies, Inc.*	22,900	354,950

		1,172,137

OIL REFINING—0.7%
Valero Energy Corp.	16,600	617,313

PAPER & FOREST PRODUCTS—0.8%
Caraustar Industries, Inc.	73,000	684,375

PUBLISHING—NEWSPAPERS—1.3%
Lee Enterprises, Inc.	37,200	1,109,025

REAL ESTATE—10.5%
Alexandria Real Estate Equities, Inc.	12,000	446,250
Arden Realty, Inc.	10,800	271,350
Avalonbay Communities, Inc.	7,600	380,950
Catellus Development Corp.*	36,900	645,750
CenterPoint Properties Corp.	15,300	722,925
Charles E. Smith Residential Realty, Inc.	17,200	808,400
Correctional Properties Trust	18,000	173,250
Cousins Properties, Inc.	27,300	762,694
Franchise Finance Corp. of America	13,500	314,719
Liberty Property Trust	35,000
		999,687

The accompanying notes are an integral part of the financial statements.

LNR Property Corp.	30,300	$666,600
Prentiss Properties Trust	51,500	1,387,281
Reckson Associates Realty Corp.	17,800	446,113
Storage USA, Inc.	25,600	812,800
Trammell Crow Co.*	35,800	483,300

		9,322,069

RESTAURANTS—2.0%
CBRL Group, Inc.	41,300	751,144
Morton's Restaurant Group, Inc.*	50,200	1,066,750

		1,817,894

RETAIL—7.8%
Brookstone, Inc.*	85,100	1,042,475
Bush Industries, Inc., Class A	15,600	181,350
Charming Shoppes*	180,900	1,085,400
Fleming Cos., Inc.	54,800	647,325
Ingram Micro, Inc., Class A*	21,400	240,750
Movado Group, Inc.	68,037	1,037,564
ShopKo Stores, Inc.*	209,300	1,046,500
The Good Guys, Inc.*	84,300	252,900
Tuesday Morning Corp.*	51,100	271,469
Urban Outfitters, Inc.*	58,600	465,137
Venator Group, Inc.*	42,600	660,300

		6,931,170

SEMICONDUCTORS—1.0%
General Semiconductor, Inc.*	63,400	396,250
MEMC Electronic Materials, Inc.*	32,300	312,906
NeoMagic Corp.*	21,300	63,235
Siliconix, Inc.*	6,200	139,500

		911,891

STEEL—2.2%
Commercial Metals Co.	31,600	703,100
Intermet Corp.	118,600	429,925
Ispat International N.V., Class A	56,500	127,125
UCAR International, Inc.*	67,600	659,100

		1,919,250

TECHNOLOGY—0.3%
Tech Data Corp.*	9,400	$254,241

TEXTILES—1.3%
Tropical Sportswear International Corp.*	81,200	1,126,650

TRANSPORTATION—1.4%
CNF Transportation, Inc.	18,100	612,006
Teekay Shipping Corp.	17,200	653,600

		1,265,606

TOTAL COMMON STOCK— (Cost $76,091,136)		84,446,647

DEPOSITORY RECEIPTS—1.6%
MACHINERY—1.6%
Denison International PLC, ADR*	95,700	1,423,538

TOTAL DEPOSITORY RECEIPTS— (Cost $1,469,753)		1,423,538

	Principal Amount (000)
SHORT TERM INVESTMENT—3.3%
REPURCHASE AGREEMENT—3.3%
State Street Bank and Trust Co. 6.000%, 01/02/01, maturity value of $2,952,967, dated 12/29/00 (Collateralized by $2,470,000 United States Treasury Bond, 7.500%, 11/15/16, with a value of $3,013,146)	$2,951	2,951,000

TOTAL SHORT TERM INVESTMENT— (Cost $2,951,000)		2,951,000

TOTAL INVESTMENTS— (Cost $80,511,889)—100.0%		$88,821,185

*	Denotes non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2000

Global Income Fund
ASSETS
Investments—securities, at value (Note B)	$62,083,698
Cash, including foreign currency at value	23,811
Cash restricted for initial margin on Futures contracts	0
Dividends receivable	0
Interest receivable	1,118,684
Receivable for securities sold	701,231
Unrealized appreciation on forward currency contracts (Note F)	771,427
Receivable for fund shares sold	0
Foreign income tax reclaim receivable	0
Receivable for variation margin	132,726
Receivable due from Protective Investment Advisors (Note C)	23,983

TOTAL ASSETS	64,855,560

LIABILITIES
Due to custodian	0
Unrealized depreciation on forward currency contracts (Note F)	1,859,137
Payable for securities purchased	889,232
Payable for variation margin	0
Investment management fee payable (Note C)	57,339
Accounts payable and accrued expenses	20,044
Payable for fund shares redeemed	26,078

TOTAL LIABILITIES	2,851,830

NET ASSETS	$62,003,730

NET ASSETS
Paid-in capital	$59,223,479
Undistributed net investment income (Note B)	5,898,066
Accumulated net realized gain (loss) on investments, futures, foreign currency transactions and options	(2,119,456)
Net unrealized appreciation (depreciation) of:
Investments	154,194
Futures	(90,866)
Foreign currency translations	(1,061,687)

NET ASSETS	$62,003,730

NET ASSET VALUE PER SHARE
Offering and redemption price per share (based on shares of capital stock outstanding, par value $.001 per share)	$10.616
Total shares outstanding at end of period	5,840,520
Cost of investments	$61,929,504

The accompanying notes are an integral part of the financial statements.

	International Equity Fund	Capital Growth Fund	Growth and Income Fund	CORE U.S. Equity Fund	Small Cap Value Fund
ASSETS
Investments—securities, at value (Note B)	$185,539,387	$257,545,970	$265,447,351	$322,914,818	$88,821,185
Cash, including foreign currency at value	123,645	654	0	634	127
Cash restricted for initial margin on Futures contracts	0	0	250,000	175,000	0
Dividends receivable	157,163	188,141	214,217	312,200	157,855
Interest receivable	381	2,332	5,552	455	1,476
Receivable for securities sold	0	588,833	509,815	0	1,059,365
Unrealized appreciation on forward currency contracts (Note F)	1,370,450	0	0	0	0
Receivable for fund shares sold	2,379	10,949	209,707	101,122	264
Foreign income tax reclaim receivable	208,377	0	0	0	705
Receivable for variation margin	104,620	0	0	0	0
Receivable due from Protective Investment Advisors (Note C)	79,682	41,229	19,101	46,602	20,507

TOTAL ASSETS	187,586,084	258,378,108	266,655,743	323,550,831	90,061,484

LIABILITIES
Due to custodian	0	0	4,491	0	0
Unrealized depreciation on forward currency contracts (Note F)	608,440	0	0	0	0
Payable for securities purchased	302,127	183,246	0	0	162,810
Payable for variation margin	0	0	0	9,100	0
Investment management fee payable (Note C)	171,130	176,575	181,283	221,560	57,945
Accounts payable and accrued expenses	68,728	44,079	53,880	60,518	21,246
Payable for fund shares redeemed	121,963	119,871	0	0	3,884

TOTAL LIABILITIES	1,272,388	523,771	239,654	291,178	245,885

NET ASSETS	$186,313,696	$257,854,337	$266,416,089	$323,259,653	$89,815,599

NET ASSETS
Paid-in capital	$165,973,823	$202,308,945	$265,126,169	$259,302,560	$85,175,050
Undistributed net investment income (Note B)	(528,746)	660,638	1,258,719	2,449,849	938,331
Accumulated net realized gain (loss) on investments, futures, foreign currency transactions and options	19,118,395	23,073,965	(7,996,757)	36,816,754	(4,607,078)
Net unrealized appreciation (depreciation) of:
Investments	987,212	31,810,789	8,027,861	24,716,693	8,309,296
Futures	0	0	0	(26,239)	0
Foreign currency translations	763,012	0	97	36	0

NET ASSETS	$186,313,696	$257,854,337	$266,416,089	$323,259,653	$89,815,599

NET ASSET VALUE PER SHARE
Offering and redemption price per share (based on shares of capital stock outstanding, par value $.001 per share)	$13.648	$22.697	$13.359	$21.430	$11.417
Total shares outstanding at end of period	13,651,099	11,360,807	19,943,553	15,084,790	7,866,924
Cost of investments	$184,552,175	$225,735,181	$257,419,490	$298,198,125	$80,511,889

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2000

Global Income Fund
INVESTMENT INCOME
Dividend income	$0
Interest income	3,386,496
Foreign taxes withheld	(6,685)

TOTAL INVESTMENT INCOME	3,379,811
EXPENSES
Investment management fee (Note C)	677,985
Custodian fees and expenses	105,839
Transfer agent fee	2,018
Audit fee	10,466
Directors fee (Note C)	2,042
Legal expense	1,438
Printing expense	2,325
Miscellaneous expense	25

Total operating expenses before reimbursement	802,138
Expense reimbursement borne by Protective Investment Advisors (Note C)	(124,153)

NET EXPENSES	677,985

NET INVESTMENT INCOME	2,701,826

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES TRANSACTIONS
Net realized gain (loss) on:
Investments	(313,984)
Futures	(256,092)
Foreign currency transactions	4,376,599

Total net realized gain (loss)	3,806,523
Change in unrealized appreciation (depreciation) of:
Investments	1,182,866
Futures	(90,866)
Foreign currency translations	(2,308,542)

Total change in unrealized appreciation (depreciation)	(1,216,542)

NET REALIZED AND UNREALIZED GAIN (LOSS)	2,589,981

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$5,291,807

The accompanying notes are an integral part of the financial statements.

	International Equity Fund	Capital Growth Fund	Growth and Income Fund	CORE U.S. Equity Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividend income	$3,339,131	$2,451,631	$3,228,672	$5,329,305	$1,386,474
Interest income	189,308	424,725	475,855	43,865	227,464
Foreign taxes withheld	(419,930)	(11,274)	(19,396)	(31,941)	(7,635)

TOTAL INVESTMENT INCOME	3,108,509	2,865,082	3,685,131	5,341,229	1,606,303
EXPENSES
Investment management fee (Note C)	2,322,966	2,204,444	2,426,343	2,891,310	671,549
Custodian fees and expenses	489,238	85,971	94,260	118,335	54,741
Transfer agent fee	2,018	2,018	2,018	2,018	2,018
Audit fee	24,683	35,393	24,917	41,474	6,476
Directors fee (Note C)	8,877	11,032	9,314	13,801	2,485
Legal expense	5,253	6,321	7,265	8,512	1,864
Printing expense	8,229	18,078	12,305	22,577	3,020
Miscellaneous expense	25	25	25	98	25

Total operating expenses before reimbursement	2,861,289	2,363,282	2,576,447	3,098,125	742,178
Expense reimbursement borne by Protective Investment Advisors (Note C)	(538,323)	(158,838)	(150,104)	(206,815)	(70,629)

NET EXPENSES	2,322,966	2,204,444	2,426,343	2,891,310	671,549

NET INVESTMENT INCOME	785,543	660,638	1,258,788	2,449,919	934,754

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY AND FUTURES TRANSACTIONS
Net realized gain (loss) on:
Investments	19,852,878	23,144,066	(4,899,793)	37,246,558	8,428,829
Futures	(50,893)	0	173,395	(369,860)	0
Foreign currency transactions	(410,013)	0	(47)	(58)	0

Total net realized gain (loss)	19,391,972	23,144,066	(4,726,445)	36,876,640	8,428,829
Change in unrealized appreciation (depreciation) of:
Investments	(52,671,532)	(43,608,204)	(12,592,326)	(75,627,074)	14,216,733
Futures	0	0	(997,646)	(49,452)	0
Foreign currency translations	1,106,525	0	97	3	0

Total change in unrealized appreciation (depreciation)	(51,565,007)	(43,608,204)	(13,589,875)	(75,676,523)	14,216,733

NET REALIZED AND UNREALIZED GAIN (LOSS)	(32,173,035)	(20,464,138)	(18,316,320)	(38,799,883)	22,645,562

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(31,387,492)	$(19,803,500)	$(17,057,532)	$(36,349,964)	$23,580,316

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY
STATEMENTS OF CHANGES IN NET ASSETS

	Global Income Fund		International Equity Fund
	Year Ended 12/31/00	Year Ended 12/31/99	Year Ended 12/31/00	Year Ended 12/31/99
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$2,701,826	$2,717,329	$785,543	$866,595
Net realized gain (loss) on investments, futures, foreign currency related transactions and options	3,806,523	(1,255,409)	19,391,972	30,549,674
Net change in unrealized appreciation (depreciation)	(1,216,542)	(2,243,632)	(51,565,007)	24,767,507

Net increase (decrease) in net assets resulting from operations	5,291,807	(781,712)	(31,387,492)	56,183,776

Distributions to shareholders (Note B):
From net investment income	(4,315,476)	0	(2,873,892)	(644,889)
From net realized gain on investments	0	(278,524)	(29,125,712)	(2,886,816)

Net decrease in net assets resulting from distributions	(4,315,476)	(278,524)	(31,999,604)	(3,531,705)
Capital stock transactions:
Net proceeds from sales	2,616,292	9,224,228	60,195,443	7,791,347
Net proceeds from reinvestment of distributions	4,315,476	278,524	31,999,604	3,531,705
Cost of shares redeemed	(9,721,498)	(7,387,944)	(67,429,498)	(14,024,812)

Net increase (decrease) in net assets from capital stock transactions	(2,789,730)	2,114,808	24,765,549	(2,701,760)

Total increase (decrease) in net assets-	(1,813,399)	1,054,572	(38,621,547)	49,950,311
Net assets at beginning of period	63,817,129	62,762,557	224,935,243	174,984,932

Net assets at end of period*-	$62,003,730	$63,817,129	$186,313,696	$224,935,243

Shares issued and repurchased:
Shares sold	248,390	874,302	3,549,074	510,886
Shares issued to shareholders from reinvestment of distributions	425,817	26,901	2,147,243	231,210
Shares repurchased	(925,098)	(703,175)	(4,087,730)	(932,227)

Net increase (decrease)	(250,891)	198,028	1,608,587	(190,131)

*Includes undistributed (overdistributed) net investment income	$5,898,066	$3,146,362	$(528,746)	$1,412,923

The accompanying notes are an integral part of the financial statements.

	Capital Growth Fund		Growth and Income Fund		CORE U.S. Equity Fund
	Year Ended 12/31/00	Year Ended 12/31/99	Year Ended 12/31/00	Year Ended 12/31/99	Year Ended 12/31/00	Year Ended 12/31/99
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$660,638	$252,200	$1,258,788	$5,168,287	$2,449,919	$1,559,044
Net realized gain (loss) on investments, futures, foreign currency related transactions and options	23,144,066	19,454,815	(4,726,445)	2,959,803	36,876,640	43,896,975
Net change in unrealized appreciation (depreciation)	(43,608,204)	34,898,747	(13,589,875)	13,210,450	(75,676,523)	20,806,331

Net increase (decrease) in net assets resulting from operations	(19,803,500)	54,605,762	(17,057,532)	21,338,540	(36,349,964)	66,262,350

Distributions to shareholders (Note B):
From net investment income	(252,195)	(2,660)	(5,169,272)	(274,206)	(1,559,026)	(45,539)
From net realized gain on investments	(19,366,260)	(2,889,577)	(6,154,249)	(4,305,058)	(42,554,482)	(1,353,110)

Net decrease in net assets resulting from distributions	(19,618,455)	(2,892,237)	(11,323,521)	(4,579,264)	(44,113,508)	(1,398,649)
Capital stock transactions:
Net proceeds from sales	23,214,681	63,817,730	1,493,170	8,262,456	15,824,618	48,157,152
Net proceeds from reinvestment of distributions	19,618,455	2,892,237	11,323,521	4,579,264	44,113,508	1,398,649
Cost of shares redeemed	(13,712,102)	(5,417,100)	(64,500,243)	(71,410,326)	(27,754,480)	(5,873,912)

Net increase (decrease) in net assets from capital stock transactions	29,121,034	61,292,867	(51,683,552)	(58,568,606)	32,183,646	43,681,889

Total increase (decrease) in net assets-	(10,300,921)	113,006,392	(80,064,605)	(41,809,330)	(48,279,826)	108,545,590
Net assets at beginning of period	268,155,258	155,148,866	346,480,694	388,290,024	371,539,479	262,993,889

Net assets at end of period*-	$257,854,337	$268,155,258	$266,416,089	$346,480,694	$323,259,653	$371,539,479

Shares issued and repurchased:
Shares sold	911,750	2,870,257	105,622	562,878	614,973	1,999,458
Shares issued to shareholders from reinvestment of distributions	796,352	131,433	804,107	321,001	1,886,684	58,289
Shares repurchased	(545,933)	(236,196)	(4,510,495)	(4,939,542)	(1,107,696)	(236,448)

Net increase (decrease)	1,162,169	2,765,494	(3,600,766)	(4,055,663)	1,393,961	1,821,299

*Includes undistributed (overdistributed) net investment income	$660,638	$252,195	$1,258,719	$5,169,260	$2,449,849	$1,559,014

The accompanying notes are an integral part of the financial statements.

	Small Cap Value Fund
	Year Ended 12/31/00	Year Ended 12/31/99
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$934,754	$465,654
Net realized gain (loss) on investments, futures, foreign currency related transactions and options	8,428,829	(9,103,794)
Net change in unrealized appreciation (depreciation)	14,216,733	8,410,385

Net increase (decrease) in net assets resulting from operations	23,580,316	(227,755)

Distributions to shareholders (Note B):
From net investment income	(458,622)	0
From net realized gain on investments	0	(18,030)

Net decrease in net assets resulting from distributions	(458,622)	(18,030)
Capital stock transactions:
Net proceeds from sales	1,264,447	2,990,161
Net proceeds from reinvestment of distributions	458,622	18,030
Cost of shares redeemed	(16,241,813)	(21,340,930)

Net increase (decrease) in net assets from capital stock transactions	(14,518,744)	(18,332,739)

Total increase (decrease) in net assets-	8,602,950	(18,578,524)
Net assets at beginning of period	81,212,649	99,791,173

Net assets at end of period*-	$89,815,599	$81,212,649

Shares issued and repurchased:
Shares sold	131,821	340,448
Shares issued to shareholders from reinvestment of distributions	44,654	1,969
Shares repurchased	(1,670,470)	(2,508,978)

Net increase (decrease)	(1,493,995)	(2,166,561)

*Includes undistributed (overdistributed) net investment income	$938,331	$462,571

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout each period

	Year Ended
Global Income Fund	12/31/00	12/31/99	12/31/98	12/31/97	12/31/96
Net asset value, beginning of period	$10.477	$10.650	$10.134	$10.177	$10.074

Income (loss) from investment operations:
Net investment income	0.460 *	0.496	0.422	0.558	0.628
Net realized and unrealized gain (loss)	0.446	(0.624)	0.631	0.455	0.310

Total from investment operations	0.906	(0.128)	1.053	1.013	0.938

Less Distributions:
From net investment income	(0.767)	0.000	(0.255)	(0.917)	(0.628)
In excess of net investment income	0.000	0.000	0.000	0.000	(0.036)
From net realized gain	0.000	(0.045)	(0.282)	(0.139)	(0.171)

Total distributions	(0.767)	(0.045)	(0.537)	(1.056)	(0.835)

Net asset value, end of period	$10.616	$10.477	$10.650	$10.134	$10.177

Total Return (a)-	9.00%	(1.20)%	10.40%	9.94%	9.48%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$62,004	$63,817	$62,763	$48,833	$37,675
Ratios to average net assets:
Net expenses (b)	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (b)	1.30%	1.29%	1.28%	1.32%	1.42%
Net investment income (b)	4.38%	4.24%	4.71%	5.27%	5.71%
Portfolio Turnover Rate	178%	189%	194%	369%	214%
	Year Ended
International Equity Fund	12/31/00	12/31/99	12/31/98	12/31/97	12/31/96
Net asset value, beginning of period	$18.678	$14.305	$12.452	$12.865	$11.045

Income (loss) from investment operations:
Net investment income (loss)	0.080	0.180	(0.018)	0.038	0.140
Net realized and unrealized gain (loss)	(2.486)	4.490	2.584	0.525	1.955

Total from investment operations	(2.406)	4.670	2.566	0.563	2.095

Less Distributions:
From net investment income	(0.236)	(0.054)	(0.006)	(0.238)	(0.005)
From net realized gain	(2.388)	(0.243)	(0.707)	(0.738)	(0.270)

Total distributions	(2.624)	(0.297)	(0.713)	(0.976)	(0.275)

Net asset value, end of period	$13.648	$18.678	$14.305	$12.452	$12.865

Total Return (a)-	(14.06)%	33.11%	20.65%	4.42%	19.00%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$186,314	$224,935	$174,985	$131,887	$96,736
Ratios to average net assets:
Net expenses (b)-	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (b)-	1.35%	1.33%	1.39%	1.37%	1.38%
Net investment income (b)-	0.37%	0.47%	0.37%	0.34%	0.52%
Portfolio Turnover Rate	82%	91%	79%	34%	38%

The accompanying notes are an integral part of the financial statements.

	Year Ended
Capital Growth Fund	12/31/00	12/31/99	12/31/98	12/31/97	12/31/96
Net asset value, beginning of period	$26.293	$20.873	$15.820	$12.647	$10.613

Income (loss) from investment operations:
Net investment income	0.057	0.025	0.081	0.104	0.134
Net realized and unrealized gain (loss)	(1.823)	5.697	5.427	4.243	2.209

Total from investment operations	(1.766)	5.722	5.508	4.347	2.343

Less Distributions:
From net investment income	(0.024)	0.000	(0.081)	(0.104)	(0.134)
In excess of net investment income	0.000	0.000	0.000	0.000	(0.002)
From net realized gain	(1.806)	(0.302)	(0.374)	(1.070)	(0.125)
In excess of net realized gain	0.000	0.000	0.000	0.000	(0.048)

Total distributions	(1.830)	(0.302)	(0.455)	(1.174)	(0.309)

Net asset value, end of period	$22.697	$26.293	$20.873	$15.820	$12.647

Total Return (a)-	(7.26)%	27.76%	34.76%	34.57%	22.05%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$257,854	$268,155	$155,149	$75,042	$30,299
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.86%	0.85%	0.86%	0.97%	1.02%
Net investment income (b)	0.24%	0.12%	0.54%	0.90%	1.54%
Portfolio Turnover Rate	33%	38%	28%	61%	35%
	Year Ended
Growth and Income Fund	12/31/00	12/31/99	12/31/98	12/31/97	12/31/96
Net asset value, beginning of period	$14.716	$14.068	$15.762	$14.183	$12.197

Income (loss) from investment operations:
Net investment income	0.095	0.221	0.193	0.132	0.266
Net realized and unrealized gain (loss)	(0.901)	0.615	(0.651)	4.030	2.987

Total from investment operations	(0.806)	0.836	(0.458)	4.162	3.253

Less Distributions:
From net investment income	(0.252)	(0.011)	(0.183)	(0.131)	(0.266)
From net realized gain	(0.299)	(0.177)	(1.053)	(2.452)	(1.001)

Total distributions	(0.551)	(0.188)	(1.236)	(2.583)	(1.267)

Net asset value, end of period	$13.359	$14.716	$14.068	$15.762	$14.183

Total Return (a)-	(5.67)%	5.99%	(2.92)%	29.84%	26.82%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$266,416	$346,481	$388,290	$356,503	$210,587
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.85%	0.86%	0.85%	0.85%	0.88%
Net investment income (b)	0.42%	1.41%	1.25%	0.88%	2.11%
Portfolio Turnover Rate	73%	116%	116%	69%	49%

The accompanying notes are an integral part of the financial statements.

	Year Ended
CORE U.S. Equity Fund	12/31/00	12/31/99	12/31/98	12/31/97	12/31/96
Net asset value, beginning of period	$27.138	$22.157	$18.409	$15.437	$13.109

Income (loss) from investment operations:
Net investment income	0.163	0.113	0.132	0.170	0.180
Net realized and unrealized gain (loss)	(2.646)	4.973	3.981	4.568	2.706

Total from investment operations	(2.483)	5.086	4.113	4.738	2.886

Less Distributions:
From net investment income	(0.114)	(0.003)	(0.133)	(0.165)	(0.180)
From net realized gain	(3.111)	(0.102)	(0.232)	(1.601)	(0.378)

Total distributions	(3.225)	(0.105)	(0.365)	(1.766)	(0.558)

Net asset value, end of period	$21.430	$27.138	$22.157	$18.409	$15.437

Total Return (a)-	(10.14)%	23.02%	22.33%	30.95%	21.94%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$323,260	$371,539	$262,994	$177,210	$101,624
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.86%	0.85%	0.85%	0.86%	0.91%
Net investment income (b)	0.68%	0.50%	0.71%	1.06%	1.44%
Portfolio Turnover Rate	54%	55%	48%	61%	34%
	Year Ended
Small Cap Value Fund	12/31/00	12/31/99	12/31/98	12/31/97	12/31/96
Net asset value, beginning of period	$8.676	$8.657	$11.726	$10.022	$9.345

Income (loss) from investment operations:
Net investment income	0.125	0.049	0.049	0.040	0.030
Net realized and unrealized gain (loss)	2.671	(0.028)	(1.885)	3.162	1.840

Total from investment operations	2.796	0.021	(1.836)	3.202	1.870

Less Distributions:
From net investment income	(0.055)	0.000	(0.051)	(0.038)	(0.030)
From net realized gain	0.000	(0.002)	(0.792)	(1.460)	(1.163)
In excess of net realized gain	0.000	0.000	(0.390)	0.000	0.000

Total distributions	(0.055)	(0.002)	(1.233)	(1.498)	(1.193)

Net asset value, end of period	$11.417	$8.676	$8.657	$11.726	$10.022

Total Return (a)-	32.27%	0.24%	(15.32)%	32.20%	20.22%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$89,816	$81,213	$99,791	$107,984	$64,433
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.88%	0.90%	0.89%	0.89%	0.94%
Net investment income (b)	1.11%	0.52%	0.45%	0.38%	0.31%
Portfolio Turnover Rate	85%	87%	96%	99%	100%

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY
FINANCIAL HIGHLIGHTS (continued)

*	Calculated based on average shares outstanding during the period.
(a)	Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at the net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Total return would have been lower had Protective Investment Advisors, Inc. not reimbursed certain Fund expenses.
(b)	Annualized for periods less than one year.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

December 31, 2000

NOTE A — ORGANIZATION

Protective Investment Company (the "Company") was incorporated in the State of Maryland on September 2, 1993 as an open-end management investment company. The Company offers six separately managed pools of assets which have differing investment objectives and policies. The Company currently issues shares in six funds: Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund, and Small Cap Value Fund (individually a "Fund" and collectively the "Funds"). The Company commenced investment operations on March 14, 1994.

The Company offers the shares of each Fund to separate accounts of Protective Life and Protective Life and Annuity Insurance Company as funding vehicles for certain variable annuity and variable life contracts issued by Protective Life and Protective Life and Annuity Insurance Company through separate accounts.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Company.

Valuation of Investments -- The Company's portfolio securities traded on a national securities exchange are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and closing asked prices. Portfolio securities traded over-the-counter are valued at the last sale price, or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Goldman Sachs Asset Management, investment adviser to the Company, and approved by the board of directors of the Company. Short-term securities with a remaining maturity of 60 days or less are valued at their amortized cost, which approximates market value. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of directors.

Foreign Securities -- Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or, if closing prices are unavailable, at the last sale price available prior to the time a Fund's net asset value is determined. Foreign portfolio securities prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange.

Repurchase Agreements -- The Funds may enter into repurchase agreements under which a Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities at a mutually agreed upon date and price. In connection with transactions in repurchase agreements, the Company's custodian takes possession of the underlying collateral securities, the fair value of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Fund may suffer a loss.

Investment Transactions -- Investment security transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income -- Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex- dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require Funds to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Funds will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Funds' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Global Income Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will decrease the recorded cost of its investments (but not their market value) by approximately $197,686.

Foreign Currency Translations -- The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rate of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gains (losses) from foreign currency transactions represent net realized exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income recorded on the Funds' accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Currency Contracts -- The Funds may enter into forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates, to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The International Equity and Global Income Funds also may use the contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. A forward foreign currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. A forward may be closed prior to the contractual settlement date by entering into an offsetting position in the same currency with the same settlement terms. The unrealized gain or loss resulting from the offsetting transaction is not realized until the contractual settlement date. On the contractual settlement date the Fund recognizes a realized gain or loss equal to the difference between the value of the forward when entered into and the value of the forward on the contractual settlement date. Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Call and Put Options -- The Funds enter into option transactions to hedge against the fluctuation in a security's value, an index's value or a foreign currency's value. In addition, the International Equity and Global Income Funds may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. A call option written by a Fund obligates the Fund to sell a specified currency or security to the option holder at a specified price at any time before or on the expiration date. A put option written by a Fund obligates the Fund to purchase a specified currency or security from the option holder at a specified price at any time before or on the expiration date. These transactions involve a risk that a Fund may, upon exercise of the option, be required to sell currency or securities at a price that is less than its current market value or be required to purchase currency or securities at a price that exceeds its current market value. A Fund may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Fund in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid or received and related transaction costs are added to or deducted from the exercise price.

Futures Contracts -- In order to gain exposure to or protect against declines in security values, the Funds may buy and sell futures contracts. The Funds may also buy or write put or call options on these futures contracts. A Fund generally sells futures contracts to hedge against declines in the value of portfolio securities. A Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Funds segregate assets to cover their respective commitments under such futures contracts. Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market, that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities, or that the counterparty will fail to perform its obligations.

Expenses -- The Company's expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the board of directors may direct or approve.

Distributions -- Distributions from net investment income and net realized gains, if any, are declared and distributed annually. Distributions are recorded on the ex-dividend date.

Federal Income Taxes -- Each Fund of the Company is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax. Income distributions and capital gains distributions of a Fund are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options, foreign currency transactions and losses deferred due to wash sales. Any permanent book and tax basis differences at fiscal year-end have been reclassified to paid-in capital to reflect the tax characterization.

At December 31, 2000, the following Funds have available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains:

	Expires December 31, 2007	Expires December 31, 2008
Global Income Fund	$1,381,249	$696,923
Growth and Income Fund	0	4,881,995
Small Cap Value Fund	4,098,558	0

Under current tax law, certain capital and currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2000 the Global Income Fund and the Growth and Income Fund elected to defer net capital and currency losses arising between November 1, 2000 and December 31, 2000 of $6,181 and $1,857,605, respectively.

NOTE C — AGREEMENTS AND FEES

The Company has entered into an investment management agreement with Protective Investment Advisors, Inc. ("PIA" or the "Investment Manager"), a wholly-owned subsidiary of Protective Life Corporation, under which the Company agrees to pay for business management and administrative services furnished by the Investment Manager. For its services to the Company, the Investment Manager receives a monthly management fee based on the average daily net assets of each Fund at the following annual rates: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, 0.80%; Growth and Income Fund, 0.80%; CORE U.S. Equity Fund, 0.80%; and Small Cap Value Fund, 0.80%.

In order to limit expenses, PIA has voluntarily undertaken to pay certain operating expenses of the Company or of any Fund to the extent that such expenses (excluding brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, as accrued for each Fund) exceed the following percentages of that Fund's average daily net assets on an annualized basis: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, 0.80%; Growth and Income Fund, 0.80%; CORE U.S. Equity Fund, 0.80%; and Small Cap Value Fund, 0.80%. During the year ended December 31, 2000, the amount of such expenses assumed by PIA for the Global Income Fund, the International Equity Fund, the Capital Growth Fund, the Growth and Income Fund, the CORE U.S. Equity Fund and the Small Cap Value Fund were $124,153, $538,323, $158,838, $150,104, $206,815 and $70,629, respectively. PIA may terminate its obligations to pay such expenses upon 120 days notice to the Company.

Goldman Sachs Asset Management acts as the investment adviser (the "Adviser") of Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund. Goldman Sachs Asset Management International acts as the Adviser to Global Income Fund and International Equity Fund. Each Adviser has entered into an investment advisory agreement with the Investment Manager under which the Adviser manages the investment portfolios of the Fund of which it is Adviser. As compensation for their services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates: Global Income Fund and International Equity Fund, 0.40% of the first $100 million, 0.30% of the next $100 million, and 0.25% of assets in excess of $200 million; Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund, 0.40% of the first $100 million, 0.30% of the next $100 million, and 0.20% of assets in excess of $200 million.

Directors of the Company who are not interested persons receive an annual fee of $5,000 and $2,500 for each meeting attended.

NOTE D — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the year ended December 31, 2000, were as follows:

	Non-U.S. Government Purchases	U.S. Government Purchases	Non-U.S. Government Sales	U.S. Government Sales
Global Income Fund	$72,863,357	$34,247,751	$70,923,686	$33,177,539
International Equity Fund	169,000,360	0	173,140,020	0
Capital Growth Fund	98,250,440	938,716	87,597,835	545,413
Growth and Income Fund	209,835,374	3,155,904	249,351,373	5,139,269
CORE U.S. Equity Fund	193,086,837	1,196,670	203,245,810	431,446
Small Cap Value Fund	68,177,136	0	83,491,826	0

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at December 31, 2000 were as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Global Income Fund	$62,085,510	$1,752,902	$(1,754,714)	$(1,812)
International Equity Fund	185,515,819	18,887,488	(18,863,920)	23,568
Capital Growth Fund	225,855,756	56,532,728	(24,842,514)	31,690,214
Growth and Income Fund	258,676,647	38,027,550	(31,256,846)	6,770,704
CORE U.S. Equity Fund	298,375,585	66,662,291	(42,123,058)	24,539,233
Small Cap Value Fund	81,016,830	14,954,829	(7,150,474)	7,804,355

For the year ended December 31, 2000, the Funds' Adviser earned approximately $10,200, $11,826, $3,429, $842, and $5,499 of brokerage commissions from portfolio transactions (including futures transactions) executed on behalf of the Small Cap Value Fund, Growth and Income Fund, Capital Growth Fund, CORE U.S. Equity Fund, and Global Income Fund, respectively.

NOTE E — SHAREHOLDER TRANSACTIONS

The authorized capital stock of the Company consists of 1 billion shares, par value $.001 per share. 600 million of the authorized shares have been divided into, and may be issued in, six designated funds as follows: Global Income Fund, 100 million shares; International Equity Fund, 100 million shares; Capital Growth Fund, 100 million shares; Growth and Income Fund, 100 million shares; CORE U.S. Equity Fund, 100 million shares and Small Cap Value Fund, 100 million shares.

NOTE F — FORWARD FOREIGN CURRENCY CONTRACTS

At December 31, 2000, outstanding forward exchange currency contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:

GLOBAL INCOME FUND Foreign Currency Purchase Contracts	U.S. $ Cost on Origination Date	12/31/00 U.S. $ Value	Unrealized Appreciation (Depreciation)
CHF, expiring 01/18/01-02/15/01 (2 contracts)	$760,082	$834,727	$74,645
EUR, expiring 02/23/01 (1 contract)	389,900	394,393	4,493

	1,149,982	1,229,120	79,138

Foreign Currency Sale Contracts
CAD, expiring 03/14/01 (1 contract)	1,422,126	1,436,605	(14,479)
DKK, expiring 01/24/01 (1 contract)	980,852	1,079,390	(98,538)
EUR, expiring 01/18/01 (2 contracts)	14,364,896	15,413,449	(1,048,553)
GBP, expiring 03/08/01 (2 contracts)	7,599,762	7,857,203	(257,441)
GRD, expiring 01/18/01 (2 contracts)	1,494,804	1,636,237	(141,433)
JPY, expiring 02/23/01 (6 contracts)	12,776,744	12,137,550	639,194
NZD, expiring 02/16/01 (1 contract)	1,165,521	1,304,990	(139,469)
SEK, expiring 03/12/01 (1 contract)	667,203	685,575	(18,372)

	40,471,908	41,550,999	(1,079,091)

Offsetting forward currency contracts not yet settled (45 contracts)			(87,757)

Net unrealized depreciation			$(1,087,710)

INTERNATIONAL EQUITY FUND Foreign Currency Purchase Contracts	U.S. $ Cost on Origination Date	12/31/00 U.S. $ Value	Unrealized Appreciation (Depreciation)
AUD, expiring 01/19/01 (2 contracts)	$1,018,590	$1,042,695	$24,105
CHF, expiring 01/18/01 (1 contract)	1,217,927	1,339,105	121,178
DKK, expiring 01/24/01 (1 contract)	1,630,219	1,793,993	163,774
EUR, expiring 01/18/01 (4 contracts)	7,745,111	8,207,028	461,917
GBP, expiring 03/08/01 (2 contracts)	2,289,653	2,366,133	76,480
NOK, expiring 03/12/01 (1 contract)	703,957	730,589	26,632
NZD, expiring 02/16/01 (1 contract)	270,367	302,720	32,353

	14,875,824	15,782,263	906,439

Foreign Currency Sale Contracts
CHF, expiring 02/15/01 (1 contract)	1,209,725	1,326,982	(117,257)
HKD, expiring 06/08/01 (2 contracts)	3,960,652	3,960,875	(223)
JPY, expiring 02/23/01 (6 contracts)	10,083,741	9,887,104	196,637
SEK, expiring 03/12/01 (1 contract)	4,231,241	4,347,752	(116,511)
SGD, expiring 01/19/01 (7 contracts)	1,313,654	1,323,715	(10,061)

	20,799,013	20,846,428	(47,415)

Offsetting forward currency contracts not yet settled (114 contracts)			(97,014)

Net unrealized appreciation			$762,010

Glossary of Terms
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DEM— Deutsche Mark
DKK — Danish Krona
EUR — Euro
GBP — British Pound
GRD — Greek Drachma
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krona
NZD — New Zealand Dollar
SEK — Swedish Krona
SFD — Singapore Dollar
USD — United States Dollar

TAX INFORMATION NOTICE (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for the year ended December 31, 2000; which designates long term capital gain dividends paid.

Long Term Capital Gain Dividends Paid
International Equity Fund	$19,817,314
Capital Growth Fund	12,832,416
CORE U.S. Equity Fund	28,657,394

Report of Independent Accountants

To the Board of Directors and Investors of Protective Investment Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Protective Investment Company (the "Company"), consisting of Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund at December 31, 2000, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2001

PROTECTIVE INVESTMENT COMPANY

DIRECTORS AND OFFICERS

D. Warren Bailey, Director
G. Ruffner Page, Jr., Director
Cleophus Thomas, Jr., Director
Michael D. Luce, Director
Carolyn King, President and Chairman
Richard J. Bielen, Director, Vice President and Compliance Officer
Jerry W. DeFoor, Vice President and Chief Accounting Officer
Kevin B. Borie, Treasurer
Steve M. Callaway, Secretary

INVESTMENT MANAGER

Protective Investment Advisors, Inc.

INVESTMENT ADVISERS

Goldman Sachs Asset Management
Goldman Sachs Asset Management International

PRINCIPAL UNDERWRITER

Investment Distributors, Inc.

Protective Investment Advisors, Inc., Investment Distributors, Inc.,
Protective Life Insurance Company and Protective Life and Annuity Insurance Company
are each subsidiaries of Protective Life Corporation

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Company and Separate Account prospectuses which contain important information concerning the Company, the Separate Account and its current public offering of variable insurance and annuity contracts.

QuickLinks

Performance and Portfolio Review by Fund
  Protective Global Income Fund3,4
  Protective International Equity Fund3,4
  Protective Capital Growth Fund4
  Protective Growth and Income Fund4
  Protective CORESM U.S. Equity Fund
  Protective Small Cap Value Fund2,4